                                                                 EXHIBIT 10.22

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                    BUDGET RENT A CAR CORPORATION, as Issuer

                     TEAM RENTAL GROUP, INC., as Guarantor
                       (to be renamed BUDGET GROUP, INC.)





                     9.57% Guaranteed Senior Notes due 2007






               -------------------------------------------------

                         SENIOR NOTE PURCHASE AGREEMENT

               -------------------------------------------------




                           Dated as of April 25, 1997






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
                               Table of Contents

                                                                                                               Page
                                                                                                               ----

1. THE NOTES AND GUARANTEES; THE ACQUISITION, ETC.................................................................1
         1.1. The Notes...........................................................................................1
         1.2. The Guarantees......................................................................................1
         1.3. The Acquisition and the Transactions................................................................2

2. SALE AND PURCHASE OF NOTES.....................................................................................3

3. CLOSING........................................................................................................3

4. CONDITIONS TO CLOSING..........................................................................................4
         4.1. Representations and Warranties......................................................................4
         4.2. Performance; No Default.............................................................................4
         4.3. Compliance Certificates.............................................................................4
         4.4. Opinions of Counsel.................................................................................5
         4.5. Subsidiary Guarantees...............................................................................5
         4.6. Purchase Permitted by Applicable Law, etc...........................................................5
         4.7. Sale of Notes to Other Purchasers...................................................................6
         4.8. Payment of Special Counsel Fees.....................................................................6
         4.9. Private Placement Number............................................................................6
         4.10. Changes in Corporate Structure.....................................................................6
         4.11. Contemporaneous Transactions.......................................................................6
         4.12. Proceedings and Documents..........................................................................7

5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.................................................................8
         5.1. Organization; Power and Authority...................................................................8
         5.2. Authorization, etc..................................................................................8
         5.3. Disclosure..........................................................................................9
         5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates....................................9
         5.5. Financial Statements...............................................................................10
         5.6. Compliance with Laws, Other Instruments, etc.......................................................11
         5.7. Governmental Authorizations, etc...................................................................11
         5.8. Litigation; Observance of Agreements, Statutes and Orders..........................................12
         5.9. Taxes..............................................................................................12
         5.10. Title to Property; Leases.........................................................................13
         5.11. Licenses, Permits, etc............................................................................13
         5.12. Compliance with ERISA.............................................................................13
         5.13. Private Offering by the Obligors..................................................................15
         5.14. Use of Proceeds; Margin Regulations...............................................................15


         5.15. Existing Debt; Future Liens.......................................................................16
         5.16. Foreign Assets Control Regulations, etc...........................................................16
         5.17. Status Under Certain Statutes.....................................................................16
         5.18. Environmental Matters.............................................................................16
         5.19. Solvency..........................................................................................18
         5.20. Other Transaction Documents.......................................................................18

6. REPRESENTATIONS OF THE PURCHASER..............................................................................19
         6.1. Purchase of Notes..................................................................................19
         6.2. Source of Funds....................................................................................19

7. INFORMATION AS TO OBLIGORS....................................................................................21
         7.1. Financial and Business Information.................................................................21
         7.2. Officer's Certificate..............................................................................25
         7.3. Inspection.........................................................................................26

8. PREPAYMENT OF THE NOTES.......................................................................................27
         8.1. Required Prepayments...............................................................................27
         8.2. Optional Prepayments...............................................................................27
         8.3. Prepayment in Connection with a Change of Control..................................................28
         8.4. Allocation of Partial Prepayments..................................................................29
         8.5. Maturity; Surrender, etc...........................................................................29
         8.6. Purchase of Notes..................................................................................29
         8.7. Make-Whole Amount..................................................................................29

9. AFFIRMATIVE COVENANTS.........................................................................................31
         9.1. Compliance with Law................................................................................31
         9.2. Insurance..........................................................................................32
         9.3. Maintenance of Properties..........................................................................32
         9.4. Payment of Taxes and Claims........................................................................32
         9.5. Corporate Existence, etc...........................................................................33
         9.6. Lines of Business..................................................................................33
         9.7. Additional Subsidiary Guarantees...................................................................34

10. NEGATIVE COVENANTS...........................................................................................34
         10.1. Incurrence of Non-Vehicle Debt; Subsidiary Debt...................................................34
         10.2. Liens............................................................................................ 36
         10.3. Limitation on Sale and Leaseback Transactions.....................................................39
         10.4. Maintenance of Consolidated Shareholders' Equity..................................................40
         10.5. Asset Sales.......................................................................................40
         10.6. Merger, Consolidation, Amalgamation, etc..........................................................41
         10.7. Restricted Payments...............................................................................43
         10.8. Transactions with Affiliates......................................................................43

11. EVENTS OF DEFAULT............................................................................................44



12. REMEDIES ON DEFAULT, ETC.....................................................................................47
         12.1. Acceleration......................................................................................47
         12.2. Other Remedies....................................................................................48
         12.3. Rescission........................................................................................48
         12.4. No Waivers or Election of Remedies, Expenses, etc.................................................49

13. PARENT GUARANTEE.............................................................................................49
         13.1. Guarantee.........................................................................................49
         13.2. Subrogation and Contribution......................................................................52
         13.3. Continuing Guarantee..............................................................................52

14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES................................................................52
         14.1. Registration of Notes.............................................................................52
         14.2. Transfer and Exchange of Notes....................................................................53
         14.3. Replacement of Notes..............................................................................53

15. PAYMENTS ON NOTES............................................................................................54
         15.1. Place of Payment..................................................................................54
         15.2. Home Office Payment...............................................................................54

16. EXPENSES, ETC................................................................................................55
         16.1. Transaction Expenses..............................................................................55
         16.2. Survival..........................................................................................56

17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.................................................56

18. AMENDMENT AND WAIVER.........................................................................................56
         18.1. Requirements......................................................................................56
         18.2. Solicitation of Holders of Notes..................................................................57
         18.3. Binding Effect, etc...............................................................................58
         18.4. Notes held by Obligors, etc.......................................................................58

19. NOTICES......................................................................................................58

20. REPRODUCTION OF DOCUMENTS....................................................................................59

21. CONFIDENTIAL INFORMATION.....................................................................................59

22. SUBSTITUTION OF PURCHASER....................................................................................61

23. MISCELLANEOUS................................................................................................61
         23.1. Successors and Assigns............................................................................61
         23.2. Construction......................................................................................61
         23.3. Jurisdiction and Process; Waiver of Jury Trial....................................................62

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


         23.4. Indemnification...................................................................................63
         23.5. Payments Due on Non-Business Days.................................................................63
         23.6. Severability......................................................................................64
         23.7. Accounting Terms; Pro Forma Computations..........................................................64
         23.8. Counterparts......................................................................................64
         23.9. Governing Law.....................................................................................64




Exhibit 1.1                   --       Form of 9.57% Guaranteed Senior Note due
                                         2007
Exhibit 1.2                   --       Form of Subsidiary Guarantee
Exhibit 4.4(a)                --       Form of Opinion of Special Counsel for the
                                         Parent
Exhibit 4.4(b)                --       Form of Opinion of Counsel for the Parent
Exhibit 4.4(c)                --       Form of Opinion of Counsel for the Company
Exhibit 4.4(d)                --       Form of Opinion of Special Counsel for the
                                         Purchasers

Schedule A                    --       Names and Addresses of Purchasers
Schedule B                    --       Defined Terms
Schedule 5.3                  --       Disclosure Documents
Schedule 5.4                  --       Subsidiaries
Schedule 5.5                  --       Financial Statements
Schedule 5.8                  --       Litigation
Schedule 5.11                 --       Licenses, etc.
Schedule 5.15                 --       Existing Debt

                         BUDGET RENT A CAR CORPORATION
                            TEAM RENTAL GROUP, INC.


                     9.57% Guaranteed Senior Notes due 2007



                                                            As of April 25, 1997


TO EACH OF THE PURCHASERS LISTED IN
     THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         BUDGET RENT A CAR CORPORATION, a Delaware corporation (the "COMPANY"), and TEAM RENTAL GROUP, INC. (to be renamed BUDGET GROUP, INC.), a Delaware corporation (the "PARENT" and, together with the Company, individually an "OBLIGOR" and collectively the "OBLIGORS"), jointly and severally agree with you as follows:

1.   THE NOTES AND GUARANTEES; THE ACQUISITION, ETC.

1.1. THE NOTES.

         The Company has duly authorized the issue and sale of $165,000,000 aggregate principal amount of its 9.57% Guaranteed Senior Notes due 2007 (the "NOTES"), each such note to be in the form set out in Exhibit 1.1. As used herein, the term "NOTES" shall mean all notes originally delivered pursuant to this Agreement and the Other Agreements referred to below and all notes delivered in substitution or exchange for any such note and, where applicable, shall include the singular number as well as the plural. Certain capitalized and other terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

1.2. THE GUARANTEES.

         (a) After giving effect to the consummation of the Acquisition described below, the Parent will own beneficially and of record all of the issued and outstanding capital stock of the Company. The Notes and the obligations of the Company under this

Agreement and under the Other Agreements will be unconditionally guaranteed by the Parent pursuant to a parent guarantee contained in Section 13 of this Agreement and the Other Agreements (the "PARENT GUARANTEE").

         (b) The obligations of the Obligors hereunder and under the Other Agreements (including without limitation under the Parent Guarantee) and the Notes will be unconditionally guaranteed by certain of the Parent's Subsidiaries pursuant to subsidiary guarantees substantially in the form of
Exhibit 1.2 (individually a "SUBSIDIARY GUARANTEE" and collectively the "SUBSIDIARY GUARANTEES", which terms shall include after the date of the Closing all additional Subsidiary Guarantees from time to time executed and delivered pursuant to Section 9.7).

1.3. THE ACQUISITION AND THE TRANSACTIONS.

         Pursuant to the Common Stock Purchase Agreement, dated as of January 13, 1997, between the Parent and John J. Nevin, the Budget Stock Purchase Agreement, dated as of January 13, 1997, between the Company and the Parent and the Preferred Stock Purchase Agreement, dated as of January 13, 1997, between Ford Motor Company ("FORD") and the Parent (as each such Agreement as supplemented and amended to and including the date of this Agreement, collectively, the "STOCK PURCHASE AGREEMENTS"), the Parent agreed to acquire all of the capital stock of the Company and purchase certain Debt of the Company for approximately $275,000,000 in cash and the issuance of shares of a new series of convertible Preferred Stock of the Parent (the "ACQUISITION").

         In connection with the Acquisition, (a) the Parent intends to issue Class A Shares pursuant to a registered public offering for gross cash proceeds of at least $150,000,000, (b) the Parent intends to issue $45,000,000 aggregate principal amount of its Series B Convertible Notes pursuant to the Series B Note Purchase Agreements, (c) the Parent intends to amend the terms of its 7.0% Convertible Subordinated Notes due 2003 pursuant to a Supplemental Agreement to the Series A Note Purchase Agreements and to amend and restate the Registration Rights Agreement dated as of December 18, 1996 between the Parent and the holders of the Series A Convertible Notes and to include the holders of the Series B Convertible Notes as parties thereto, (d) the Parent intends to arrange for the refinancing of Debt under various vehicle financing facilities of the Company and its Subsidiaries including, among others, the Liquidity Facility and a rental car asset-backed commercial paper program through a special purpose, bankruptcy remote, Wholly Owned Subsidiary of the Company, and (e) the Company, as borrower, and the Parent, as guarantor, intend to enter into a $300,000,000 Revolving Credit Facility (the issuance of the Notes and the transactions described in clauses (a) through (e) above are collectively the "TRANSACTIONS").

2.   SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the aggregate principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company and the Parent are entering into separate senior note purchase agreements (the "OTHER AGREEMENTS") identical with this Agreement (except for the principal amounts of Notes to be purchased) with each of the other purchasers named in Schedule A (the "OTHER PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.   CLOSING.

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, NY 10019, at 10:00 a.m., New York time, at a closing (the "CLOSING") on April 29, 1997 or on such other Business Day thereafter on or prior to May 15, 1997 as may be agreed upon by the Obligors and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of Budget Rent A Car Corporation to account number 39293601 at Credit Suisse First Boston, New York, New York, ABA number 026009179.

         If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in
Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.   CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1. REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Obligors in this Agreement shall (except as affected by the transactions contemplated hereby) be correct when made and at the time of the Closing (including without limitation at the time of the Closing after giving effect to the consummation of the Acquisition and the Transactions).

4.2. PERFORMANCE; NO DEFAULT.

         Each Obligor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) and the consummation of the Acquisition and the Transactions, no Default or Event of Default shall have occurred and be continuing.

4.3. COMPLIANCE CERTIFICATES.

         (a) Officer's Certificates. Each Obligor shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2, 4.10 and 4.11 have been fulfilled.

         (b) Secretary's Certificates. Each Obligor and Subsidiary Guarantor shall have delivered to you a certificate of its Secretary or an Assistant Secretary certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement, the Other Agreements, the Notes and the respective Subsidiary Guarantees, as applicable.

4.4. OPINIONS OF COUNSEL.

         You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from King & Spalding, special counsel for the Parent, and Kenneth M. Lipowitz, counsel to the Parent, and Robert L. Aprati, Senior Vice President and General Counsel of the Company, substantially in the respective forms set forth in Exhibits 4.4(a), 4.4(b) and 4.4(c) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinions to you) and (b) from Willkie Farr & Gallagher, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(d) and covering such other matters incident to such transactions as you may reasonably request.

4.5. SUBSIDIARY GUARANTEES.

         A Subsidiary Guarantee, dated as of a date on or before the date of the Closing, shall have been executed and delivered by each Subsidiary identified as a Subsidiary Guarantor in Schedule 5.4 (individually a "SUBSIDIARY GUARANTOR" and collectively the "SUBSIDIARY GUARANTORS") in the form hereinabove recited and shall be in full force and effect.

4.6. PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

                  On the date of the Closing, your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including without limitation Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.7.  SALE OF NOTES TO OTHER PURCHASERS.

         The Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.8.  PAYMENT OF SPECIAL COUNSEL FEES.

         Without limiting the provisions of Section 16.1, the Obligors shall have paid the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.9.  PRIVATE PLACEMENT NUMBER.

         A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

4.10. CHANGES IN CORPORATE STRUCTURE.

         Neither Obligor shall have changed its jurisdiction of incorporation or, except for the Acquisition, been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.11. CONTEMPORANEOUS TRANSACTIONS.

         Each of the Transaction Documents shall be in full force and effect and none of the Transaction Documents shall have been supplemented, amended or modified (by waiver or otherwise) to any substantial extent without your prior written consent; and the following additional conditions shall have been satisfied:

         (a) the Parent shall have acquired the outstanding capital stock of the Company to be acquired by it and issued to Ford shares of Preferred Stock initially convertible into not more than 4,500,000 Class A Shares, all pursuant to the Stock Purchase Agreements;

         (b) the Parent shall have issued Class A Shares in a registered public offering and shall have received at least $150,000,000 aggregate gross cash proceeds in respect of such offering;

         (c) the terms of the Parent's 7.0% Convertible Subordinated Notes due 2003 shall have been amended pursuant to a Supplemental Agreement to the Series A Note Purchase Agreements and the Parent shall have issued $45,000,000 aggregate principal amount of the Series B Convertible Notes pursuant to the Series B Note Purchase Agreements, such documents to be substantially in the respective forms heretofore furnished to you;

         (d) the Parent and the Company and the other parties thereto shall have entered into the Revolving Credit Facility, in form and substance satisfactory to you, and the Company shall have satisfied the conditions precedent to the initial credit extension thereunder; and

         (e) the Company and one or more of its Subsidiaries shall have entered into the Liquidity Facility and other arrangements providing for the refinancing of Vehicle Debt as hereinabove described.

You shall have received a true and complete copy of each certificate, opinion or other writing then or theretofore delivered to any party to the Transaction Documents pursuant thereto.

4.12. PROCEEDINGS AND DOCUMENTS.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.   REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

         The Obligors jointly and severally represent and warrant to you as hereinafter set forth. Unless the context otherwise requires all representations and warranties set forth herein shall be deemed to be given with respect to the Parent and its Subsidiaries or Significant Subsidiaries, as the case may be, after giving effect to the consummation of the Acquisition and the Transactions on the date of the Closing.

5.1. ORGANIZATION; POWER AND AUTHORITY.

         Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and (in the case of the Company) the Notes and to perform the provisions hereof and thereof.

5.2. AUTHORIZATION, ETC.

         This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Agreement has been duly authorized by all necessary corporate action on the part of the Parent and this Agreement constitutes a legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its terms, except as such enforceability may be limited as aforesaid.

5.3. DISCLOSURE.

         The Parent, through its agent, Credit Suisse First Boston Corporation, has delivered to you a copy of a Preliminary Prospectus (subject to completion) dated April 18, 1997 (the "PROSPECTUS") relating to the issue and sale of 6,500,000 Class A Shares in connection with the Acquisition pursuant to a registration statement under the Securities Act. The Prospectus fairly describes, in all material respects, the business and principal properties of the Parent and its Subsidiaries, the Acquisition and the Transactions. This Agreement, the Prospectus, the documents, certificates or other writings delivered to you by or on behalf of the Obligors in connection with the transactions contemplated hereby and described in Schedule 5.3 (together with the Prospectus, the "DISCLOSURE DOCUMENTS"), and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since December 31, 1996, there has been no change in the financial condition, operations, business, properties or prospects of the Obligors and their respective Subsidiaries, each taken as a whole, except changes disclosed in the Disclosure Documents or in the financial statements listed in Schedule 5.5 and other changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

5.4. ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES.

         (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of the Parent's (i) Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent and each other Subsidiary and whether it is a Subsidiary Guarantor or a Significant Subsidiary, (ii) Affiliates, other than Subsidiaries, and (iii) directors and senior officers, in each case after giving effect to the Acquisition. All Subsidiaries that are not designated as Significant Subsidiaries in Schedule 5.4, if combined into a single Subsidiary, would not constitute a Significant Subsidiary.

         (b) All of the outstanding shares of capital stock or similar equity interests of each Significant Subsidiary shown in Schedule 5.4 as being owned by the Parent and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Parent or another Subsidiary free and clear of any Lien, other than as listed on Schedule 5.4.

         (c) Each Significant Subsidiary identified in Schedule 5.4 is a corporation duly organized, validly existing and in good standing (to the extent such concepts are recognized in such jurisdictions) under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Significant Subsidiary has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact and, as to each Subsidiary Guarantor, to execute and deliver and perform its obligations under its respective Subsidiary Guarantee.

         (d) No Significant Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed in Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Significant Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Significant Subsidiary.

5.5. FINANCIAL STATEMENTS.

         Each Obligor has delivered to you copies of the financial statements of each Obligor and its respective Subsidiaries listed in Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of each Obligor and its respective Subsidiaries before giving effect to the Acquisition and the Transactions or the pro forma consolidated financial position of the Parent and its Subsidiaries after giving effect to the Acquisition and the Transactions, as the case may be, as of the respective dates specified in such Schedule and the consolidated results or pro forma consolidated results, as the case may be, of their operations and cash flows, as applicable, for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto.

5.6. COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

         The execution, delivery and performance by the Company of this Agreement and the Notes, by the Parent of this Agreement, by the Subsidiary Guarantors of their respective Subsidiary Guarantees and by the Parent, the Company or any Subsidiary of any Transaction Document to which it is a party, will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company, the Parent or any other Significant Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other material agreement or instrument to which the Company, the Parent or any other Significant Subsidiary is bound or by which the Company, the Parent or any other Significant Subsidiary or any of their respective properties may be bound or affected, (ii) contravene the charter or bylaws of the Company, the Parent or any other Significant Subsidiary, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company, the Parent or any other Significant Subsidiary or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company, the Parent or any other Significant Subsidiary.

5.7. GOVERNMENTAL AUTHORIZATIONS, ETC.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, by the Parent of this Agreement or by the Subsidiary Guarantors of their respective Subsidiary Guarantees.

5.8. LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

         (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Obligors, threatened against or affecting the Parent or any Significant Subsidiary or any property of the Parent or any Significant Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority except actions, suits or proceedings (none of which directly or indirectly involves the Acquisition or the Transactions) that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (b) Neither the Parent nor any Significant Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9. TAXES.

         The Parent and its Significant Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Parent or a Significant Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Parent believes that the charges, accruals and reserves on the books of the Parent and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.

5.10. TITLE TO PROPERTY; LEASES.

         The Parent and its Significant Subsidiaries have good and marketable title to their respective real properties and own sufficient title to their respective other properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet listed on Schedule 5.5 or purported to have been acquired by the Parent or any Significant Subsidiary after the date of said balance sheet (except as sold or otherwise disposed of in the ordinary course of business), either before or after giving effect to the Acquisition, in each case free and clear of Liens not permitted by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all Material respects.

5.11. LICENSES, PERMITS, ETC.

         Except as disclosed in Schedule 5.11,

         (a) the Parent and its Significant Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

         (b) to the best knowledge of the Obligors, no product of the Parent infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person; and

         (c) to the best knowledge of the Obligors, there is no Material violation by any Person of any right of the Parent or any of its Significant Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Parent or any of its Subsidiaries.

5.12. COMPLIANCE WITH ERISA.

         (a) The Obligors and each of their ERISA Affiliates have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither of the Obligors nor any of their ERISA Affiliates has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to any Plan other than such liabilities as would not be individually or in the aggregate Material, and to the Obligors' knowledge, no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by an Obligor or any of its ERISA Affiliates, or in the imposition of any Lien on any of the rights, properties or assets of either Obligor or any of its ERISA Affiliates, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

         (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities, except as described in the financial statements included in the Prospectus. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

         (c) The Obligors and their ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

         (d) The expected postretirement benefit obligation (determined as of the last day of the Parent's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent and its Subsidiaries is not Material.

         (e) The execution and delivery of this Agreement and the Parent Guarantee and the issuance and sale of the Notes at the Closing hereunder will not involve any transaction that is subject to the prohibitions of section 406 fof ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13. PRIVATE OFFERING BY THE OBLIGORS.

         Neither Obligor nor anyone acting on its behalf has offered the Notes, the Parent Guarantee, the Subsidiary Guarantees or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than six other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the issuance of the Parent Guarantee or the Subsidiary Guarantees to the registration requirements of Section 5 of the Securities Act.

5.14. USE OF PROCEEDS; MARGIN REGULATIONS.

         The Company will use the net proceeds of the sale of the Notes to repay Debt of the Company and for general corporate purposes of the Company. No part of the proceeds from the sale of the Notes hereunder will be used, and no part of the proceeds of such Debt was used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company or the Parent in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute any of the consolidated assets of the Parent and its Subsidiaries and the Parent does not have any present intention that margin stock will constitute more than 20% of the value of such assets. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation G.

5.15. EXISTING DEBT; FUTURE LIENS.

         (a) Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Parent and its Subsidiaries as of March 31, 1997, and all Debt of the Parent and its Subsidiaries to be outstanding as of the date of the Closing after giving effect to the Acquisition and the Transactions. Neither the Parent nor any Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any such Debt, and no event or condition exists with respect to any such Debt exceeding $1,000,000 in unpaid principal amount that would permit (or that with the giving of notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         (b) Except as disclosed in Schedule 5.15, neither the Parent nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.2.

5.16. FOREIGN ASSETS CONTROL REGULATIONS, ETC.

         Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17. STATUS UNDER CERTAIN STATUTES.

         Neither the Parent nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

5.18. ENVIRONMENTAL MATTERS.

         The operations of the Parent and its Subsidiaries comply with all Environmental Laws and all other applicable Requirements of Law concerning environmental health and safety, except where the failure so to comply individually and in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         In addition to and without limiting the foregoing, except for matters that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect:

         (a) neither the Parent nor any Significant Subsidiary, nor any property or operations currently owned or leased by the Parent or any Significant Subsidiary, is subject to, and no property or operations formerly owned or leased by the Parent or any Significant Subsidiary during such period of ownership or lease were to either Obligor's knowledge subject to, any Order from or agreement with any court, arbitrator or Governmental Authority of competent jurisdiction or subject to any judicial or docketed administrative proceeding respecting (x) any Environmental Law or any other environmental or health or safety Requirement of Law, (y) any action required to clean up, remove, treat or in any other way address Hazardous Materials in the environment or (z) any written claim under any Environmental Law arising from the release or threatened release of Hazardous Materials into the environment;

         (b) all necessary authorizations, consents, permissions, licenses and agreements required by Environmental Laws (collectively "ENVIRONMENTAL CONSENTS") have been lawfully obtained by the Parent and its Subsidiaries, and all Environmental Consents are valid and subsisting and are in full force and effect;

         (c) the Parent and its Significant Subsidiaries have complied in all material respects with all conditions attaching to Environmental Consents (whether such conditions are expressly imposed or implied by statute) and neither Obligor is aware of any circumstances which would render it impossible for the Parent or any Significant Subsidiary to comply with such conditions in the future;

         (d) neither the Parent nor any Significant Subsidiary has received any written notice, Order, correspondence or communication from any Governmental Authority in respect of any Environmental Consent revoking, suspending, modifying or varying the same, or threatening to do so, and neither

      Obligor knows of any reason for any Environmental Consent to be revoked, suspended, modified or varied;

         (e) neither the Parent nor any Significant Subsidiary has received any written communication in any form from any Governmental Authority in respect of any violation of any Environmental Law; and neither Obligor is aware of any circumstances which would be reasonably expected to give rise to such a communication being received, or of any intention on the part of any competent authority to deliver any such communication;

         (f) to either Obligor's knowledge, no site owned or occupied by the Parent or any Subsidiary has been used for the deposit of waste during the ownership or occupation of the Parent or any Subsidiary except for such usage in accordance with Environmental Law or pursuant to all requisite material consents thereunder;

         (g) to either Obligor's knowledge, all Hazardous Materials produced in the course of the businesses of the Parent and its Subsidiaries have been lawfully disposed of; and

         (h) to either Obligor's knowledge, the Parent and its Subsidiaries have at all times supplied to the competent authorities such information as is required by Environmental Laws, and all such information given was correct at the time such information was supplied.

5.19. SOLVENCY.

         Each Obligor is, and after giving effect to the issuance of the Notes and the consummation of the Acquisition and the Transactions on the date of the Closing will be, a "solvent institution", as said term is used in Section 1405(c) of the New York Insurance Law, whose "obligations . . . are not in default as to principal or interest", as said terms are used in said Section 1405(c).

5.20. OTHER TRANSACTION DOCUMENTS.

         The Parent has furnished or otherwise made available to you true and correct copies of the Stock Purchase Agreements and other Transaction Documents to which you are not a party, in each case, in the form of the most recent drafts (which are substantially final) or as originally executed, as the case may be, and there have been no amendments or waivers to any such originally executed Transaction Documents or the exhibits or schedules thereto and there will be no substantial changes before execution of any such Transaction Documents not yet executed, or amendments or waivers in respect thereof, in any such case other than those as to which you shall have been advised in writing prior to the Closing.

         The representations and warranties of the Parent and its Subsidiaries contained in such other Transaction Documents (executed and to be executed) are (or upon execution thereof will be) true and correct.

6.   REPRESENTATIONS OF THE PURCHASER.

6.1. PURCHASE OF NOTES.

         You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2. SOURCE OF FUNDS.

         You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

         (a) the Source is an "insurance company general account", as such term is defined in Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995), and there is no plan with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such plan and all other plans maintained by the same employer (and affiliates thereof as defined in section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with PTE 95-60) exceeds or will exceed 10% of the total of all reserves and liabilities of such general account (determined in accordance with PTE 95-60, exclusive of separate account liabilities, plus any applicabl surplus) as of the date of the Closing; or

         (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or
      (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Obligors in writing pursuant to this paragraph (b) at least one Business Day prior to the Closing, no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund and the general conditions in
      Section III of PTE 90-1 and PTE 91-38 have been satisfied; or

         (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a 5% or more interest in the Parent and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Obligors in writing pursuant to this paragraph (c) at least one Business Day prior to the Closing; or

         (d) the Source is a governmental plan; or

         (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Obligors in writing pursuant to this paragraph (e) at least one Business Day prior to the Closing; or

         (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.   INFORMATION AS TO OBLIGORS.

7.1. FINANCIAL AND BUSINESS INFORMATION.

         The Obligors shall deliver to each holder of Notes that is an Institutional Investor:

         (a) Quarterly Statements -- as soon as available and in any event within 60 days after the end of each quarterly fiscal period in each fiscal year of the Parent (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of

                  (i) consolidating and consolidated balance sheets of the Parent and its Subsidiaries as at the end of such quarter,

                  (ii) consolidating and consolidated statements of income of the Parent and its Subsidiaries for such quarter, and

                  (iii) in the case of the first quarter, consolidated statements of cash flows and changes in shareholders' equity of the Parent and its Subsidiaries for such quarter and, in the case of the second and third quarters, consolidated and consolidating statements of income and consolidated statements of cash flows and changes in shareholders' equity for the portion of the fiscal year ending with such quarter, setting forth in each case (for consolidated statements) in comparative form the consolidated figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Parent as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

         (b) Annual Statements -- as soon as available and in any event within 105 days after the end of each fiscal year of the Parent, duplicate copies of

                  (i) consolidating and consolidated balance sheets of the Parent and its Subsidiaries as at the end of such year, and

                  (ii) consolidating and consolidated statements of income and consolidated statements of cash flows and changes in shareholders' equity of the Parent and its Subsidiaries for such year, setting forth in each case (for consolidated statements) in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and such consolidated statements to be accompanied by

                  (A) a report thereon of independent public accountants of recognized national standing, which report shall include an opinion that such consolidated financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                  (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Parent's Annual Report on Form 10-K for such fiscal year (together with the Parent's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this
      Section 7.1(b);

         (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Parent or any Subsidiary generally to its shareholders or to its creditors (other than the Parent or another Subsidiary), and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Parent or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Parent or any Subsidiary to the public concerning developments that are Material;

         (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer of either Obligor becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(g), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;

         (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer of either Obligor becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Obligors or an ERISA Affiliate propose to take with respect thereto:

                  (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                  (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by an Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (iii) any event, transaction or condition that could result in the incurrence of any liability by an Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of an Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

         (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Parent or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

         (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent or any of its Subsidiaries or relating to the ability of the Parent to perform its obligations hereunder, the ability of the Company to perform its obligations hereunder and under the Notes or the ability of a Subsidiary Guarantor to perform its obligations under its respective Subsidiary Guarantee, in each case as from time to time may be reasonably requested by any such holder of Notes.

         Unless at the time the Obligors are subject to Section 13 or 15(d) of the Exchange Act, the Parent shall deliver, with reasonable promptness after a written request therefor by any holder of a Note or a prospective transferee of a Note, information satisfying the requirements of subsection (d)(4)(i) of Rule 144A of the Securities and Exchange Commission under the Securities Act or any similar rule then in effect.

7.2. OFFICER'S CERTIFICATE.

         Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer of the Parent setting forth:

         (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Sections 10.1 through 10.7, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

         (b) Default -- a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Parent and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Parent or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or propose to take with respect thereto.

7.3. INSPECTION.

         The Parent shall permit the representatives of each holder of Notes that is an Institutional Investor:

         (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Parent, to visit the principal executive offices of the Parent and the Company, to discuss the affairs, finances and accounts of the Parent and its Subsidiaries with the officers of the Parent and the Company, and (with the consent of the Parent, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Parent, which consent will not be unreasonably withheld) to visit the other offices and properties of the Parent and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

         (b) Default -- if a Default or Event of Default then exists, at the expense of the Obligors, to visit and inspect any of the offices or properties of the Parent or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (and by this provision the Parent authorizes said accountants to discuss the affairs, finances and accounts of the Parent and its Subsidiaries), all at such times and as often as may be requested.

8.   PREPAYMENT OF THE NOTES.

         In addition to the payment of the entire unpaid principal amount of the Notes at the final maturity thereof, the Company will make required, and may make optional, prepayments in respect of the Notes as hereinafter provided.

8.1. REQUIRED PREPAYMENTS.

         On April 29, 2001 and on each April 29 thereafter to and including April 29, 2006 the Company will prepay $23,575,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes, together with accrued interest thereon to the date of such prepayment, without premium and allocated as provided in Section 8.4, provided that upon any partial prepayment of the Notes pursuant to Section 8.2 or 8.3, the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment.

8.2. OPTIONAL PREPAYMENTS.

         The Company may, at its option and upon notice as provided below, prepay at any time all (subject to the last paragraph of this Section 8.2), or from time to time any part of, the Notes (in a minimum amount of $10,000,000 and otherwise in integral multiples of $1,000,000), at the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify the date fixed for such prepayment (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of Notes held by such holder to be prepaid (determined in accordance with Section 8.4) and the interest to be paid on the prepayment date with respect to such principal amount being prepaid.

         Each such notice of prepayment shall be accompanied by a certificate of a Senior Financial Officer of an Obligor as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment of Notes, the Company shall deliver to each holder of the Notes a certificate of a Senior Financial Officer of an Obligor specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

         Notwithstanding the foregoing, until the earlier of (i) a public offering and sale of the Exchange Parent Convertible Notes pursuant to a demand registration under the Registration Rights Agreement and (ii) the prepayment or conversion of all outstanding Parent Convertible Notes, the Company may not make any prepayment of Notes pursuant to this Section 8.2 if, after giving effect thereto, the aggregate unpaid principal amount of the Notes at the time outstanding would be less than $23,000,000.

8.3. PREPAYMENT IN CONNECTION WITH A CHANGE OF CONTROL.

         Promptly and in any event within five Business Days after the occurrence of a Change of Control, either Obligor will give written notice thereof to the holders of all outstanding Notes, which notice shall (a) refer specifically to this Section 8.3, (b) describe the Change of Control in reasonable detail and specify the Change of Control Prepayment Date and the Response Date (as respectively defined below) in respect thereof and (c) offer to prepay all Notes at the price specified below on the date therein specified (the "CHANGE OF CONTROL PREPAYMENT DATE"), which shall be a Business Day not less than 30 nor more than 60 days after the date of such notice. Each holder of a Note will notify the Company of such holder's acceptance (indicating the aggregate principal amount of Notes to be prepaid) or rejection of such offer by giving written notice of such acceptance or rejection to the Company at least five Business Days prior to the Change of Control Prepayment Date (the "RESPONSE DATE"). The failure by any such holder to respond in writing to such offer on or before the Response Date shall be deemed to be a rejection of such offer by such holder in respect of such Change of Control.

         On the Change of Control Prepayment Date the Company will prepay all of the Notes held by the holders as to which such offer has been accepted, at the principal amount of each such Note, together with interest accrued thereon to the Change of Control Prepayment Date, plus a premium equal to 1% of such principal amount.

         If any holder of Notes shall reject such offer, such holder shall be deemed to have waived its rights under this Section 8.3 to require prepayment of all Notes held by such holder in respect of such Change of Control but not in respect of any subsequent Change of Control.

8.4. ALLOCATION OF PARTIAL PREPAYMENTS.

         In the case of each partial prepayment of the Notes pursuant to
Section 8.1 or 8.2, the principal amount of the Notes to be prepaid shall be allocated among all the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

8.5. MATURITY; SURRENDER, ETC.

         In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount or premium, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount or premium, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company upon request and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6. PURCHASE OF NOTES.

         Neither Obligor will, nor will either Obligor permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes.

8.7. MAKE-WHOLE AMOUNT.

         The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

                  "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 0.75% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 500" on the Telerate Access Service (or such other display as may replace Page 500 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable by interpolation as provided below, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the Remaining Average Life.

                  "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                  "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.   AFFIRMATIVE COVENANTS.

         The Obligors jointly and severally covenant that so long as any of the Notes are outstanding:

9.1. COMPLIANCE WITH LAW.

         The Parent will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including without limitation Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2. INSURANCE.

         The Parent will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3. MAINTENANCE OF PROPERTIES.

         The Parent will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Parent or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Parent has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4. PAYMENT OF TAXES AND CLAIMS.

         The Parent will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Parent or any Subsidiary, provided that neither the Parent nor any Subsidiary need pay any such tax or assessment or claim if (i) the amount, applicability or validity thereof is contested by the Parent or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Parent or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Parent or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5. CORPORATE EXISTENCE, ETC.

         Subject to Section 10.6, each Obligor will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.5 and 10.6, the Parent will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Parent or a Subsidiary) and all rights and franchises (as franchisee) of the Parent and its Subsidiaries unless, in the good faith judgment of the Parent, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6. LINES OF BUSINESS.

         The Parent and its Subsidiaries will at all times continue to be engaged solely in the business of (a) renting worldwide for general use passenger automobiles, vans and light trucks, (b) selling in the United States late model automobiles and (c) franchising the foregoing business to other Persons, and other business activities as may be incidental or related to the foregoing (including without limitation the ownership and operation of parking lots, the ownership and rental of recreational vehicles and the ownership and operation of limousine services, taxi fleets or car dealerships). Without limiting the foregoing, the Parent will not engage in any business activity other than its continuing ownership of all of the shares of capital stock of the Company and its compliance with its obligations under this Agreement and the other Transaction Documents.

9.7. ADDITIONAL SUBSIDIARY GUARANTEES.

         Concurrently with the initial incurrence of any Debt by any Subsidiary of the Parent (as a direct obligor or guarantor) under the Revolving Credit Facility or under any extension, renewal or replacement of the Revolving Credit Facility (including without limitation by such Subsidiary becoming a guarantor under the Revolving Credit Facility or any such extension, renewal or replacement), the Company will cause such Subsidiary to execute and deliver to the holders of the Notes a Subsidiary Guarantee in the form hereinabove recited and will furnish each such holder with a counterpart of such executed Subsidiary Guarantee, together with an opinion of King & Spalding or other counsel reasonably satisfactory to the Required Holders (which opinion shall be reasonably satisfactory to the Required Holders and may be subject to customary exceptions, qualifications and limitations under the circumstances) to the effect that such Subsidiary Guarantee has been duly authorized, executed and delivered by such Subsidiary and is valid, binding and enforceable in accordance with its terms; provided, however, that the Company will not permit any Subsidiary to incur such Debt (as a direct obligor or guarantor) unless the holders of the Notes shall have received assurances reasonably satisfactory to the Required Holders that, as between the lenders under the Revolving Credit Facility or such extension, renewal or replacement and the holders from time to time of the Notes, all Debt of such Subsidiary under the Revolving Credit Facility or such extension, renewal or replacement and under its respective Subsidiary Guarantee is and shall be (except to the extent such Debt is secured) pari passu with the Debt of such Subsidiary under its Subsidiary Guarantee.

10.   NEGATIVE COVENANTS.

         The Obligors jointly and severally covenant that so long as any of the Notes are outstanding:

10.1. INCURRENCE OF NON-VEHICLE DEBT; SUBSIDIARY DEBT.

         (a) The Parent will not and will not permit any Subsidiary to create, assume, incur, guarantee or otherwise become liable in respect of any Non-Vehicle Debt unless immediately after giving effect thereto and to the application of the proceeds of such Non-Vehicle Debt

                  (i) the Pro Forma Non-Vehicle Interest Coverage Ratio is at least (A) 2.0 to 1 on any date of determination to and including December 31, 1999 and (B) 3.0 to 1 on any date thereafter, and

                  (ii) the Non-Vehicle Leverage Ratio does not exceed (A) 6.3 to 1 on any date of determination to and including December 31, 1998,
         (B) 5.0 to 1 on any date thereafter to and including December 31, 1999
         (C) 4.0 to 1 on any date thereafter to and including December 31, 2000, (D) 3.5 to 1 on any date thereafter to and including December 31, 2001 and (E) 3.0 to 1 on any date thereafter.

                  (b) The Parent will not permit any Subsidiary (other than the Company) to create, assume, incur, guarantee or otherwise become liable in respect of any Non-Vehicle Debt except

                  (i)   Debt secured by Liens permitted by clauses (a) through
         (m) of Section 10.2,

                  (ii) Debt owing to the Company or another Wholly-Owned Subsidiary,

                  (iii) Debt of a Subsidiary outstanding as of the date such Subsidiary was acquired or otherwise becomes a Subsidiary (and not created in anticipation thereof), and

                  (iv) other Debt, provided that immediately after giving effect to the incurrence of such other Debt the sum (without duplication) of (A) the aggregate amount of Debt (including Capitalized Lease Obligations) of the Parent and its Subsidiaries secured by Liens permitted by Section 10.2(n) plus (B) the aggregate amount of Non-Vehicle Debt of all Subsidiaries (other than the Debt of the Company and Debt permitted by subclause (i), (ii) or (iii) above) plus (C) the aggregate Attributable Debt in connection with all sale and leaseback transactions of the Parent and its Subsidiaries entered into after the date of the Closing in accordance with the provisions of Section 10.3(d), does not exceed 15% of Consolidated Adjusted Assets.

For purposes of this Section 10.1(b), a Subsidiary shall be deemed to have incurred Debt in respect of any obligation previously owed to the Parent or to a Wholly-Owned Subsidiary on the date the obligee ceases for any reason to be the Parent or a Wholly-Owned Subsidiary.

10.2. LIENS.

         The Parent will not and will not permit any Subsidiary to create, assume, incur or suffer to exist any Lien upon or with respect to any property other than Vehicles and Excluded Receivables (as such term is defined in the Revolving Credit Facility as in effect on the date of the Closing) relating to the financing of Vehicles, whether now owned or hereafter acquired, provided that nothing in this Section 10.2 shall prohibit

         (a) Liens on any airport concession agreements or permits to secure Debt incurred in the ordinary course of business to finance tenant improvements used in connection with concession agreements or permits subject to such Lien;

         (b) Liens on claims against persons renting vehicles, persons damaging vehicles or persons issuing applicable insurance coverage for such persons arising under insurance policies entered into in the ordinary course of business consistent with past practice;

         (c) Liens securing the Revolving Credit Facility (including any Swaps entered into thereunder), provided that such Liens shall not cover any property or assets other than as described in Schedule 5.15;

         (d) other Liens in respect of property of the Parent or a Subsidiary existing on the date of the Closing or arising under an agreement in effect on the date of the Closing, in each case as described in Schedule 5.15;

         (e) Liens in respect of property (including Capital Lease Obligations) acquired by the Parent or a Subsidiary after the date of the Closing, which are existing at the time of acquisition of such property or created at the time of or within 180 days after the acquisition of such property to secure Non-Vehicle Debt assumed or incurred to finance all or any part of the purchase price or the completion of construction of such property, provided that in any such case

                  (i) no such Lien shall extend to or cover any other property of the Parent or such Subsidiary, as the case may be, and

                  (ii) the aggregate principal amount of Debt secured by all such Liens in respect of any such property shall not exceed the cost of such property and any improvements then being financed;

         (f) in the case of any Person that after the date of the Closing becomes a Subsidiary or is consolidated with or merged with or into the Parent or a Subsidiary or sells, leases or otherwise disposes of all or substantially all of its property to the Parent or a Subsidiary, Liens existing at the time such Person becomes a Subsidiary or is so consolidated or merged or effects such sale, lease or other disposition of property (and not created in anticipation thereof), provided that in any such case no such Lien shall extend to or cover any other property of the Parent or such Subsidiary, as the case may be;

         (g) Liens securing Non-Vehicle Debt owed by a Subsidiary to the Company or to a Wholly-Owned Subsidiary;

         (h) any Lien relating to any extension, renewal or replacement of any Non-Vehicle Debt secured by a Lien permitted by clauses (a) through (g) above, provided in each case that the outstanding principal amount (or then accreted value) of Non-Vehicle Debt secured thereby is not increased and such Lien does not extend to or cover any other property except as otherwise permitted by this Section 10.2;

         (i) Liens arising in favor of the United States government or any state thereof or any foreign government or any political subdivision of any of the foregoing to secure partial, progress, advance or other payments pursuant to any contract or statute;

         (j) Liens incurred or deposits made in the ordinary course of business (and not created in connection with the incurrence of Debt) in connection with workers' compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performances and return of money bonds and similar obligations;

         (k) Liens incidental to the normal conduct of the business of the Parent or any Subsidiary or the ownership of its property (including without limitation minor survey exceptions, title defects, minor encumbrances, easements, reservations, rights of others for rights-of-way, zoning or other restrictions as to the use of real property), which are not created in connection with the incurrence of Debt and which do not individually or in the aggregate materially adversely affect the value or usefulness of such property in the operation of the business of the Parent and its Subsidiaries taken as a whole;

         (l) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

         (m) Liens of or resulting from any judgment rendered by a court of competent jurisdiction properly reserved (other than judgments and awards which if not discharged would result in a Default under Section 11(j)), the appeal of which the Parent or a Subsidiary is prosecuting in good faith and by appropriate proceedings; and

         (n) Liens which would otherwise not be permitted by clauses (a) through (h) of this Section 10.2, securing additional Non-Vehicle Debt of the Company or another Subsidiary, provided that after giving effect thereto the sum (without duplication) of (i) the aggregate amount of Debt (including Capitalized Lease Obligations) of the Parent and its Subsidiaries secured by such Liens permitted by this Section 10.2(n) plus
      (ii) the aggregate amount of Non-Vehicle Debt of Subsidiaries (other than the Company and Debt permitted by subclauses (i), (ii) and (iii) of
      Section 10.1(b)) plus (iii) the aggregate Attributable Debt in connection with all sale and leaseback transactions of the Parent and its Subsidiaries entered into after the date of the Closing in accordance with the provisions of Section 10.3(d), does not exceed 15% of Consolidated Adjusted Assets.

For purposes of this Section 10.2 any Lien existing in respect of property at the time such property is acquired or in respect of property of a Person at the time such Person is acquired, consolidated or merged with or into the Parent or a Subsidiary shall be deemed to have been created at that time.

         Notwithstanding the foregoing, the Parent will not and will not permit any Subsidiary to create, assume or suffer to exist any Lien upon or with respect to any trademarks, software systems, reservations systems or other intellectual property (or rights in respect of any thereof), whether now owned or hereafter acquired.

10.3. LIMITATION ON SALE AND LEASEBACK TRANSACTIONS.

         The Parent will not and will not permit any Subsidiary to sell, lease, transfer or otherwise dispose of (collectively, a "TRANSFER") any asset (other than Vehicles) on terms whereby the asset or a substantially similar asset is or may be leased or reacquired by the Parent or any Subsidiary, unless either

         (a) the lease is between the Company and another Wholly-Owned Subsidiary or between such other Wholly-Owned Subsidiaries, or

         (b) the Company or a Subsidiary could create a Lien under clauses (c) through (h) of Section 10.2 on such asset to secure Non-Vehicle Debt in an amount at least equal to the Attributable Debt in respect of such transaction, or

         (c) the net proceeds realized from the transfer are applied by the Company within 180 days after the receipt thereof to (i) the repayment of unsubordinated Non-Vehicle Debt of the Company or the Parent (which repayment may, but need not, include prepayment of Notes pursuant to
      Section 8.2 and shall, in case of a prepayment of the Revolving Credit Facility, result in the permanent reduction of the commitments of the lenders thereunder by an amount at least equal to the principal amount repaid) or (ii) the purchase of non-current assets for use in the business of the Company, or

         (d) after giving effect to such transaction and the incurrence of Attributable Debt in respect thereof, the sum (without duplication) of
      (i) the aggregate amount of Debt (including Capitalized Lease Obligations) of the Parent and its Subsidiaries secured by such Liens permitted by Section 10.2(n) plus (ii) the aggregate amount of Non-Vehicle Debt of Subsidiaries (other than Debt of the Company and Debt permitted by subclauses (i), (ii) and (iii) of Section 10.1(b)) plus
      (iii) the aggregate Attributable Debt in connection with all sale and leaseback transactions of the Parent and its Subsidiaries entered into after the date of the Closing (other than transactions permitted by clauses

      (a), (b) and (c) above), does not exceed 15% of Consolidated Adjusted Assets.

         Notwithstanding the foregoing, the Parent will not and will not permit any Subsidiary to enter into any transaction covered by this Section involving any trademarks, software systems, reservations systems or other intellectual property (or rights in respect of any thereof), whether now owned or hereafter acquired.

10.4. MAINTENANCE OF CONSOLIDATED SHAREHOLDERS' EQUITY.

         The Parent will not at any time permit Consolidated Shareholders' Equity to be less than the sum of (a) $294,500,000 plus (b) 50% of Consolidated Net Income for each fiscal year (beginning with the fiscal year ending on December 31, 1997) for which Consolidated Net Income is positive.

10.5. ASSET SALES.

         The Parent will not and will not permit any Subsidiary to, directly or indirectly, sell, transfer, lease (as lessor), otherwise dispose of any property or assets (an "ASSET SALE") other than

         (a) Asset Sales in the ordinary course of business; or

         (b) other Asset Sales, provided that in each case

                  (i) immediately before and after giving effect thereto, (A) no Default or Event of Default shall have occurred and be continuing, and (B) the Company would be permitted to incur at least $1 of additional Non-Vehicle Debt under Section 10.1(a), and

                  (ii) the aggregate net book value of property or assets disposed of in such Asset Sale and all other Asset Sales by the Parent and its Subsidiaries during the immediately preceding twelve months does not exceed 15% of Consolidated Adjusted Assets (as of the last day of the quarterly accounting period ending on or most recently prior to the last day of such twelve month period), and provided further that for purposes of clause (ii) above there shall be excluded the net book value of property or assets disposed of in an Asset Sale if and to the extent such Asset
      Sale is made for cash, payable in full upon the completion of such Asset Sale, and an amount equal to the net proceeds realized upon such Asset Sale is applied by the Parent or such Subsidiary, as the case may be, within 180 days after the effective date of such Asset Sale (x) to reinvest (through capital expenditures or acquisitions) in property or assets for use in the business of the Parent and its Subsidiaries or (y) to repay unsubordinated Non-Vehicle Debt of the Company or the Parent (which repayment may, but need not, include prepayment of Notes pursuant to Section 8.2 and shall, in case of a repayment of the Revolving Credit Facility, result in the permanent reduction of the commitments of the lenders thereunder by an amount at least equal to the principal amount repaid) or, in the case of Asset Sales of Vehicles, to repay Vehicle Debt.

         Nothing in this Section 10.5 shall limit the ability of the Parent to distribute shares of capital stock of any Subsidiary to the shareholders of the Parent, provided that such distribution is permitted by Section 10.7 and after giving effect of such action the Parent owns beneficially at least 80% of the capital stock of such Subsidiary.

10.6. MERGER, CONSOLIDATION, AMALGAMATION, ETC.

         The Parent will not and will not permit the Company or any Subsidiary Guarantor to consolidate, amalgamate or merge with any other corporation or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except:

         (a) a Subsidiary Guarantor may consolidate, amalgamate or merge with any other corporation or convey or transfer all or substantially all of its assets to

                  (i) a solvent corporation organized and existing under the laws of the United States or any State thereof, provided that

                           (x) the continuing, surviving, successor or
                  acquiring corporation (the "SURVIVING CORPORATION"), shall have (A) executed and delivered to each holder of a Note its assumption of the due and punctual performance and observance of the all obligations of such Subsidiary

                  Guarantor under its Subsidiary Guarantee and (B) caused to be delivered to each holder of a Note an opinion of counsel reasonably satisfactory to the Required Holders to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and

                           (y) immediately before and after giving effect to
                  such transaction, no Default or Event of Default shall have occurred and be continuing and the Company would be permitted to incur at least $1 of additional Non-Vehicle Debt under
                  Section 10.1(a), or

                  (ii) any Person in an Asset Sale involving all of the outstanding stock or all or substantially all of the assets of such Subsidiary, in either case subject to the limitations of Section 10.5;

         (b) the Company may consolidate, amalgamate or merge with any other corporation or convey or transfer all or substantially all of its assets to a solvent corporation organized and existing under the laws of the United States or any State thereof, provided that

                  (i) the surviving corporation (if not the Company) shall have
         (A) executed and delivered to each holder of a Note its assumption of the due and punctual performance and observance of all obligations of the Company under this Agreement, the Other Agreements and the Notes and (B) caused to be delivered to each holder of a Note an opinion of counsel reasonably satisfactory to the Required Holders to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and

                  (ii) immediately before and after giving effect to such transaction, (A) no Default or Event of Default shall have occurred and be continuing and (B) the Company would be permitted to incur at least $1 of additional Non-Vehicle Debt under Section 10.1(a); and

         (c) the Parent may consolidate, amalgamate or merge with any other corporation or convey or transfer all or substantially all of its assets to a solvent corporation organized and existing under the laws of the United States or any State thereof, provided that

                  (i) the surviving corporation (if not the Parent) shall have
         (A) executed and delivered to each holder of a Note its assumption of the due and punctual performance and observance of all obligations of the Parent under this Agreement and the Other Agreements (including without limitation the Parent Guarantee) and (B) caused to be delivered to each holder of a Note an opinion of counsel reasonably satisfactory to the Required Holders to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and

                  (ii) immediately before and after giving effect to such transaction, (A) no Default or Event of Default shall have occurred and be continuing and (B) the Company would be permitted to incur at least $1 of Non-Vehicle Debt under Section 10.1(a).

         Notwithstanding the foregoing, any Subsidiary may consolidate, amalgamate or merge with the Company (provided the Company is the surviving corporation) or any other Wholly-Owned Subsidiary or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to the Company or any other Wholly-Owned Subsidiary.

10.7. RESTRICTED PAYMENTS.

         The Parent will not, directly or indirectly, make or declare any Restricted Payment unless after giving effect to any such action, (a) no Default or Event or Default shall have occurred and be continuing, and (b) the Company would be permitted to incur at least $1 of additional Non-Vehicle Debt under Section 10.1(a).

10.8. TRANSACTIONS WITH AFFILIATES.

         The Parent will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate

(other than the Parent or the Company or a Wholly-Owned Subsidiary), except upon fair and reasonable terms no less favorable to the Parent or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate. As used in this Section, "MATERIAL" means material to (i) the Parent, (ii) the Company or (iii) the Parent and its Subsidiaries taken as a whole.

11.  EVENTS OF DEFAULT.

         An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

         (a) default in the payment of any principal or Make-Whole Amount or premium, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

         (b) default in the payment of any interest on any Note, and such default shall have continued for more than 10 days after such payment becomes due and payable; or

         (c) default in the performance of or compliance with any term contained in Section 7.1(d), 10.1, 10.2, 10.3, 10.5, 10.6, 10.7 or 10.8;
      or

         (d) default in the performance of or compliance with any term contained in Section 10.4, and such default shall have continued for a period of 30 days after a Responsible Officer of either Obligor obtains knowledge thereof (if and so long as the Parent is proceeding diligently and in good faith, by issuing equity securities or otherwise, to remedy such default during such 30-day period); or

         (e) default in the performance of or compliance with any term contained in this Agreement (other than those referred to in paragraphs
      (a), (b), (c) and (d) of this Section 11) and such default is not remedied within 30 days after a Responsible Officer of either Obligor obtains knowledge of such default; or

         (f) any representation or warranty made in writing by or on behalf of either Obligor or any Subsidiary Guarantor or by any officer of either Obligor or any Subsidiary Guarantor in this Agreement or any Subsidiary Guarantee or in any writing furnished in connection herewith or therewith proves to have been false or incorrect in any material respect on the date as of which made; or

         (g) (i) the Parent or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or interest on any Debt (other than the Notes) that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Parent or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Parent or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000, or (y) one or more Persons have the right to require the Parent or any Subsidiary to purchase or repay such Debt; or

         (h) the Parent or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due,
      (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

         (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Parent or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Parent or any such Subsidiary, or any such petition shall be filed against the Parent or any such Subsidiary and such petition shall not be dismissed within 60 days; or

         (j) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of the Parent and its Subsidiaries which judgments are not, within 60 days after entry thereof, bonded, paid, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

         (k) the Parent Guarantee or any Subsidiary Guarantee shall cease to be in full force and effect as an enforceable instrument or the Parent or any Subsidiary Guarantor (or any Person at its authorized direction or on its behalf) shall assert in writing that the Parent Guarantee or the Subsidiary Guarantee of such Subsidiary Guarantor, as the case may be, is unenforceable in any material respect; or

         (l) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Parent or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Parent or any ERISA

      Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or (v) the Parent or any ERISA Affiliate withdraws from any Multiemployer Plan; and any such event or events described in clauses (i) through (v) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

         (m) the Company shall cease to be a Wholly-Owned Subsidiary of the Parent.

         As used in Section 11(l), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.   REMEDIES ON DEFAULT, ETC.

12.1. ACCELERATION.

         (a) If an Event of Default with respect to the Parent or the Company described in paragraph (h) or (i) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

         (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes at the time outstanding to be immediately due and payable.

         (c) If any Event of Default described in paragraph (a) or (b) of
      Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. OTHER REMEDIES.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. RESCISSION.

         At any time after any Notes have been declared due and payable pursuant to paragraph (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount or premium, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount and premium, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than the non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 18, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

         No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including without limitation reasonable attorneys' fees, expenses and disbursements.

13.   PARENT GUARANTEE.

13.1. GUARANTEE.

         (a) Guaranteed Obligations. The Parent hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety,

                  (i) the punctual payment when due, whether at stated maturity, by prepayment, by acceleration or otherwise, of all obligations of the Company arising under this Agreement, the Other Agreements and the Notes, whether for principal, interest (including without limitation interest on any overdue principal, Make-Whole Amount and premium, if any, and interest at the rate specified in the Notes and interest accruing or becoming owing both prior to and subsequent to the commencement of any bankruptcy, reorganization or similar proceeding involving either Obligor), Make-Whole Amount and premium, if any, fees, expenses, indemnification or otherwise, and

                  (ii) the due and punctual performance and observance by the Company of all covenants, agreements and conditions on its part to be performed and observed under this Agreement, the Other Agreements and the Notes.

The obligations guaranteed by this Parent Guarantee are sometimes called the "GUARANTEED OBLIGATIONS".

         Without limiting the generality of the foregoing, this Parent Guarantee guarantees, to the extent provided herein, the payment of all amounts which constitute part of the Guaranteed Obligations and would be owed by any other Person to any holder of a Note but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Person.

         (b) Guarantee Absolute. This Parent Guarantee constitutes a present and continuing guarantee of payment and not of collectibility and the Parent guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement, the Other Agreements and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any holder of a Note with respect thereto. The obligations of the Parent under this Parent Guarantee are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Parent to enforce this Parent Guarantee, irrespective of whether any action is brought against the Company or any other Person liable for the Guaranteed Obligations or whether the Company or any other such Person is joined in any such action or actions. The liability of the Parent under this Parent Guarantee shall be primary, absolute, irrevocable, and unconditional irrespective of:

                  (i) any lack of validity or enforceability of any Guaranteed Obligation, this Agreement, the Other Agreements, the Notes, any Subsidiary Guarantee or any agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from this Agreement, the Other Agreements, the Notes, any Subsidiary Guarantee or this Parent Guarantee;

                  (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure by the Parent or other Person liable, or any other guarantee, for all or any of the Guaranteed Obligations;

                  (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral or any other assets of the Company or any other Subsidiary;

                  (v) any change, restructuring or termination of the corporate structure or existence of the Company or any other Subsidiary; or

                  (vi) any other circumstance (including without limitation any statute of limitations) that might otherwise constitute a defense, offset or counterclaim available to, or a discharge of, the Company or the Parent.

                  This Parent Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any holder of a Note, or any other Person upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

                  (c) Waivers by the Parent. The Parent hereby irrevocably waives, to the extent permitted by applicable law:

                      (i) promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Parent Guarantee;

                      (ii) any requirement that any holder of a Note or any other Person protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral;

                      (iii) any defense, offset or counterclaim arising by reason of any claim or defense based upon any action by any holder of a Note;

                      (iv) any duty on the part of any holder of a Note to disclose to the Parent any matter, fact or thing relating to the business, operation or condition of any Person and its assets now known or hereafter known by such holder; and

                      (v) any rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against the Company or the Parent or any other Person.

13.2. SUBROGATION AND CONTRIBUTION

         The Parent shall not assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights, remedies, powers, privileges or liens of any holder of a Note or any other beneficiary against the Company or any other obligor on the Guaranteed Obligations or any collateral or other security, or (b) any right of recourse, reimbursement, contribution, indemnification, or similar right against the Company, and the Parent hereby waives any and all of the foregoing rights, remedies, powers, privileges and the benefit of, and any right to participate in, any collateral or other security given to any holder of a Note or any other beneficiary to secure payment of the Guaranteed Obligations, until such time as the Guaranteed Obligations have been paid in full.

13.3. CONTINUING GUARANTEE

         This Parent Guarantee is a continuing guarantee of payment and performance and shall (a) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Parent Guarantee, (b) be binding upon the Parent, its successors and assigns and (c) inure to the benefit of and be enforceable by any holder of a Note and its successors, transferees and assigns.

14.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

14.1. REGISTRATION OF NOTES.

         The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

14.2. TRANSFER AND EXCHANGE OF NOTES.

         Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), within five Business Days thereafter the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, such Note may be in a denomination of less than $500,000.

         You agree that the Company shall not be required to register the transfer of any Note to any Person (other than your nominee) or to any separate account maintained by you unless the Obligors receive from the transferee a representation to the Obligors (and appropriate information as to any separate accounts or other matters) to the same or similar effect with respect to the transferee as is contained in Section 6.2 or other assurances reasonably satisfactory to the Obligors that such transfer does not involve a prohibited transaction (as such term is used in Section 5.12(e). You shall not be liable for any damages in connection with any such representations or assurances provided to the Obligors by any transferee.

14.3. REPLACEMENT OF NOTES.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such

Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

         (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or any other Institutional Investor, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

         (b) in the case of mutilation, upon surrender and cancellation thereof, within five Business Days thereafter the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

15.   PAYMENTS ON NOTES.

15.1. PLACE OF PAYMENT.

         Subject to Section 15.2, payments of principal, Make-Whole Amount and premium, if any, and interest becoming due and payable on the Notes shall be made at the principal office of Citibank, N.A. in New York City. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in New York City or the principal office of a bank or trust company in New York City.

15.2. HOME OFFICE PAYMENT.

         So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount and premium, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at the principal executive office of the Parent or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 15.2.

16.   EXPENSES, ETC.

16.1. TRANSACTION EXPENSES.

         Whether or not the transactions contemplated hereby are consummated, the Obligors jointly and severally agree to pay all reasonable costs and expenses (including reasonable attorneys' fees of your special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes or any Subsidiary Guarantee (whether or not such amendment, waiver or consent becomes effective), including without limitation:
(a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or any Subsidiary Guarantee, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes or any Subsidiary Guarantee, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Parent, the Company or any other Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Obligors will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

         In furtherance of the foregoing, on the date of the Closing the Obligors will pay or cause to be paid the reasonable fees and disbursements and other charges (including estimated unposted disbursements and other charges as of the date of the Closing) of your special counsel which are reflected in the statement of such special counsel submitted to either Obligor on or prior to the date of the Closing. The Obligors will also pay, promptly upon receipt of supplemental statements therefor, reasonable additional fees, if any, and disbursements and other charges of such special counsel in connection with the transactions hereby contemplated (including disbursements and other charges unposted as of the date of the Closing to the extent such disbursements and other charges exceed estimated amounts paid as aforesaid).

16.2. SURVIVAL.

         The obligations of the Obligors under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

17.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of either Obligor pursuant to this Agreement shall be deemed representations and warranties of the Obligors under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

18.   AMENDMENT AND WAIVER.

18.1. REQUIREMENTS.

         This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived

(either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 22, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or the time of payment or method of computation of interest or of the Make-Whole Amount or premium, if any, on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 8, 9.7, 11(a), 11(b), 12, 13, 18 or 21 and (c) no amendment of the third paragraph of Section 8.2 shall be effective without the written consent of the holders of all Parent Convertible Notes at the time outstanding.

18.2. SOLICITATION OF HOLDERS OF NOTES.

         (a) Solicitation. The Obligors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

         (b) Payment. Neither of the Obligors will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

18.3. BINDING EFFECT, ETC.

         Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

18.4. NOTES HELD BY OBLIGORS, ETC.

                  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company, the Parent or any of their respective Affiliates shall be deemed not to be outstanding.

19.   NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Obligors in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Obligors in writing,

                  (iii) if to the Company, to the Company at 4225 Naperville Road, Lisle, Illinois 60532, to the attention of Steven Worthley, or at such other address as the Company shall have specified to the holder of each Note in writing, or

                  (iv) if to the Parent, to the Parent at 125 Basin Street, Suite 210, Daytona Beach, Florida 32114, to the attention of Steven Worthley, or at such other address as the Parent shall have specified to the holder of each Note in writing.

Notices under this Section 19 will be deemed given only when actually received.

20.   REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit either Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

21.   CONFIDENTIAL INFORMATION.

         For the purposes of this Section 21, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Parent or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Parent or such Subsidiary, provided that such term does not include information that
(a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Parent or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors whose duties require them to hold confidential the Confidential Information substantially in accordance with the terms of this
Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
Section 21), (v) any Person from which you offer to purchase any security of the Parent (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21),
(vi) any federal or state regulatory authority having jurisdiction over you,
(vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Obligors in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this
Section 21.

22.   SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Obligors, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 22), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Obligors of notice of such transfer, wherever the word "you" is used in this Agreement, such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

23.   MISCELLANEOUS.

23.1. SUCCESSORS AND ASSIGNS.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including without limitation any subsequent holder of a Note) whether so expressed or not.

23.2. CONSTRUCTION.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.3. JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.

         (a) Each Obligor irrevocably submits to the non-exclusive in personam jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         (b) Each Obligor consents to process being served in any suit, action or proceeding of the nature referred to in Section 23.3(a) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to such Obligor at its address specified in Section 19 or at such other address of which you shall then have been notified pursuant to said Section. Each Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to such Obligor. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

         (c) Nothing in this Section 23.3 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against an Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

         (D) EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE OTHER AGREEMENTS, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

23.4. INDEMNIFICATION.

         Each of the Obligors agrees, to the fullest extent permitted by applicable law, to indemnify, exonerate and hold you and each of your officers, directors, employees and agents (collectively the "INDEMNITEES" and individually an "INDEMNITEE") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including without limitation reasonable counsel fees and disbursements (collectively the "INDEMNIFIED LIABILITIES") incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to, any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Notes or the execution, delivery, performance or enforcement of this Agreement, any other Transaction Document or any instrument contemplated hereby by any of the Indemnitees, except as to any Indemnitee for any such Indemnified Liabilities arising on account of such Indemnitee's gross negligence or willful misconduct; and if and to the extent the foregoing undertaking may be unenforceable for any reason, each of the Obligors agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of each of the Obligors under this Section shall survive payment or conversion of the Notes.

23.5. PAYMENTS DUE ON NON-BUSINESS DAYS.

         Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.2 that notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or premium, if any, or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

23.6. SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the fullest extent permitted by applicable law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.7. ACCOUNTING TERMS; PRO FORMA COMPUTATIONS.

         All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all balance sheets and other financial statements with respect thereto shall be prepared in accordance with GAAP. Except as otherwise specifically provided herein, any consolidated financial statement or financial computation shall be done in accordance with GAAP.

23.8. COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.9. GOVERNING LAW.

         This Agreement and the Notes shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

  THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By  /s/ Gary A. Poliner
   ------------------------
   Title:

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer


The foregoing is hereby
agreed to as of the
date first above written.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By /s/ Kevin R. Lorenz
   ----------------------------------
   Title: Director-Private Placements

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

  NEW YORK LIFE INSURANCE COMPANY

By  /s/ [unreadable]
   -------------------------
   Title: Investment Manager

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

 NEW YORK LIFE INSURANCE COMPANY AND ANNUITY CORPORATION

By  /s/ [unreadable]
   -------------------------
   Title: Investment Manager

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By  /s/ [unreadable]
   ------------------------
   Title: Vice President

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

By  /s/ Julia S. Tucker
   -------------------------
   Title: Investment Officer

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By  /s/ Julia S. Tucker
    --------------------------
   Title: Investement Officer

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

THE FRANKLIN LIFE INSURANCE COMPANY

By  /s/ Julia S. Tucker
   --------------------------
   Title: Investment Officer

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

By  /s/ [unreadable]
   ------------------------
   Title: Vice President

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

AMERICAN LIFE AND CASUALTY INSURANCE COMPANY

By  /s/ [unreadable]
   ------------------------
   Title: AVP

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

 WESTERN MUTUAL LIFE INSURANCE COMPANY

By  /s/ [unreadable]
   ------------------------
   Title: AVP

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

 BENEFICIAL STANDARD LIFE INSURANCE COMPANY

By  /s/ [unreadable]
   ------------------------
   Title: AVP

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By  Lincoln Investment Management, Inc., Its Attorney-In-Fact

By  /s/ David C. Patch
   ------------------------
   Title: Vice President

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

 FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

By  Lincoln Investment Management, Inc., Its Attorney-In-Fact

By  /s/ David C. Patch
   ------------------------
   Title: Vice President

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

 THE LINCOLN NATIONAL HEALTH & CASUALTY INSURANCE COMPANY

By  Lincoln Investment Management, Inc., Its Attorney-In-Fact

By  /s/ David C. Patch
   ------------------------
   Title: Vice President

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

   THE TRAVELERS INSURANCE COMPANY

By  /s/ Pamela Westmoreland
   -----------------------------------
   Title: Assistant Investment Officer

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


By  /s/ John B. Joyce
   ------------------------
   Title: Managing Director

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

 THE AETNA CASUALTY AND SURETY COMPANY


By  /s/ Jordan M. Stitzer
   ------------------------
   Title: Vice President

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Parent, whereupon the foregoing shall become a binding agreement between you and the Parent. On or before the date of the Closing the Parent will cause the Company to execute counterparts of this Agreement, whereupon the foregoing shall also become a binding agreement between you and the Company.

                                   Very truly yours,

                                   TEAM RENTAL GROUP, INC.

                                   By  /s/ [unreadable]
                                      ------------------------------------
                                      Title: President


                                   BUDGET RENT A CAR CORPORATION

                                   By  /s/ Stephen G. Worthley
                                      -----------------------------------
                                      Title:  Vice President & Treasurer

The foregoing is hereby
agreed to as of the
date first above written.

  METROPOLITAN LIFE INSURANCE


By  /s/ [unreadable]
   -------------------------------
   Title: Assistant Vice President

                                   SCHEDULE A

                  This Schedule A shows the names and addresses of the Purchasers under the foregoing Senior Note Purchase Agreement and the Other Agreements referred to therein and the respective principal amounts of Notes to be purchased by each.

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
NEW YORK LIFE INSURANCE COMPANY                                                     $20,000,000

(1) All payments on account of the Notes shall be made by wire or intrabank transfer of immediately available funds prior to 12:00 noon (New York time) on the due date to Morgan Guaranty Trust
         Company of New York, New York, NY 10015, ABA No. 021-000-238, for credit to the account of New York Life Insurance Company, General Account No. 810-00-000 with sufficient information
         (including issuer, interest rate, maturity, PPN and whether payment is of principal, premium or interest) to identify the source and application of such funds.

(2)      Address for advice of any unscheduled
         or optional payments:

         New York Life Insurance Company
         51 Madison Avenue
         New York, NY  10010-1603
         Attention:  Treasury Department, Securities Income
          Section, Room 209
         Telecopy No.:  (212) 576-4296

(3)      Address for all other communications:

         New York Life Insurance Company
         51 Madison Avenue
         New York, NY  10010-1603
         Attention:  Investment Department, Private
           Finance Group, Room 206
         Telecopy No.:  (212) 447-4122

         with a copy of any notice
         of Default or Event of Default to:

         New York Life Insurance Company
         51 Madison Avenue
         New York, NY  10010-1603
         Attention:        Office of the General Counsel,
                            Investment Section, Room 1104
         Telecopy No.:  (212) 576-8340

(4)      Tax Identification Number:  13-5582869

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
NEW YORK LIFE INSURANCE AND ANNUITY                                                 $10,000,000
     CORPORATION

(1) All payments on account of the Notes shall be made by wire or intrabank transfer of immediately available funds prior to 12:00 noon
         (New York time) on the due date to Chase Manhattan Bank, New York,
         New York, ABA No. 021-000-021, for credit to the account of New York
         Life Insurance and Annuity Corporation General Account No.
         008-0-57001, with sufficient information (including issuer, interest rate, maturity, PPN and whether payment is of principal, premium or interest) to identify the source and application of such funds.

(2) Address for advice of any unscheduled or optional payments:

         New York Life Insurance and Annuity Corporation
         c/o New York Life Insurance Company
         51 Madison Avenue
         New York, NY  10010-1603
         Attention:  Treasury Department,
                           Securities Income
                           Section, Room 209
         Telecopy No.:  (212) 447-4160

(3)      Address for all other communications:

         New York Life Insurance and Annuity Corporation
         c/o New York Life Insurance Company
         51 Madison Avenue
         New York, NY  10010-1603
         Attention:  Investment Department,
                           Private Finance Group,
                           Room 206
         Telecopy No.:  (212) 447-4122

(4)      Tax Identification Number:  13-3044743

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
TEACHERS INSURANCE AND ANNUITY ASSOCIATION                                          $30,000,000
        OF AMERICA

(1) All payments on account of the Notes shall be made in immediately available funds prior to 12:00 noon (New York time) on the due date by electronic funds transfer through the Automated Clearing House System
         (identifying each payment as "Budget Group, Inc., PPN 119008A*1, 9.57%
         Guaranteed Senior Notes due 2007 (principal or interest or premium)") to:

         The Chase Manhattan Bank
         ABA No. 021-000-021
         New York, New York

         Account of:  Teachers Insurance and Annuity Association of America
         Account Number: 910-2-766475
         On Order of:  Budget Group, Inc.

(2) Contemporaneous with the above electronic funds transfer payment, written confirmation of each such payment setting forth: (a) the full name, private placement number, interest rate and maturity date of the Notes; (b) allocation of payment between principal, interest, premium and any special payment; and (c) the name and address of the bank from which such electronic funds transfer was sent shall be delivered, mailed or faxed to:

         Teachers Insurance and Annuity Association
          of America
         730 Third Avenue
         New York, NY  10017
         Attention:  Securities Accounting Division
         Telephone Number:  (212) 916-6004
         Facsimile Number:  (212) 916-6955

(3)      All other communications shall be
         delivered or mailed to:

         Teachers Insurance and Annuity Association
          of America
         730 Third Avenue
         New York, NY  10017
         Attention:  Securities Division, Private Placements
                                    Kevin Lorenz
         Telephone Number:  (212) 916-4337
         General Telephone Number:  (212) 490-9000
         Facsimile Number:  (212) 916-6581

(4)      Taxpayer I.D. Number:  13-1624203

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
THE NORTHWESTERN MUTUAL LIFE                                                        $22,500,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to the account of The
         Northwestern Mutual Life Insurance Company, at Account No.
         00-000-027 at Bankers Trust Company, 16 Wall Street, Insurance
         Unit - 4th Floor, New York, NY 10005, ABA #021-001-033 with sufficient information to identify the source and application of such funds including the PPN: 119008A*1 for the Notes.

(2)      Address for all notices in respect
         of payments:

         720 East Wisconsin Avenue
         Milwaukee, WI  53202
         Attention: Investment Operations
                               Fax: 414-299-5714

(3)      Address for all other communications:

         720 East Wisconsin Avenue
         Milwaukee, WI  53202
         Attention:  Securities Department
         Fax: 414-299-7124

(4)      Tax Identification No.: 39-0509570

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
JOHN HANCOCK MUTUAL LIFE INSURANCE                                                  $8,500,000
 COMPANY                                                                             5,000,000

(1) All payments on account of the Series B Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit not later than 12 noon, Boston time, to:

         The First National Bank of Boston,
         ABA No. 011000390
         Boston, MA 02110
         Account of:  John Hancock Mutual Life Insurance Company
         Private Placement Collection Account
         Account Number: 541-55417
         On Order of: Budget Rent a Car Corporation
         PPN: 119008A*1

(2)      Contemporaneous with the above wire
         transfer, advice setting forth:

         (a) the full name, interest rate and maturity date of the Notes or other obligations,
         (b) allocation of payment between principal and interest and any special payment, and
         (c) name and address of the bank (or trustee) from which such wire transfer was sent shall be delivered or mailed to:

         John Hancock Mutual Life Insurance Company
         John Hancock Place
         200 Clarendon Street
         Boston, MA 02117
         Attention:  Securities Accounting
                     Division T-10

(3) All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or mailed to:

         John Hancock Mutual Life Insurance Company
         John Hancock Place
         200 Clarendon Street
         Boston, MA 02117
         Attention:  Securities Accounting Division T-10

(4) All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or mailed to:

         John Hancock Mutual Life Insurance Company
         John Hancock Place
         200 Clarendon Street
         Boston, MA 02117
         Attention:  Bond and Corporate Finance Department T-57

(5) A copy of foregoing notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or mailed to:

         John Hancock Mutual Life Insurance Company
         John Hancock Place
         200 Clarendon Street
         Boston, MA 02117
         Attention:  Investment Law Division, T-50

(6)     Tax Identification No.: 041414660

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
JOHN HANCOCK VARIABLE LIFE INSURANCE                                                $1,500,000
 COMPANY

(1) All payments on account of the Series B Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit not later than 12 noon, Boston time, to:

         The First National Bank of Boston,
         ABA No. 011000390
         Boston, MA 02110
         Account of:  John Hancock Mutual Life Insurance Company
         Private Placement Collection Account
         Account Number: 541-55417
         On Order of: Budget Rent a Car Corporation
         PPN: 119008A*1

(2)      Contemporaneous with the above wire
         transfer, advice setting forth:

         (a) the full name, interest rate and maturity date of the Notes or other obligations,
         (b) allocation of payment between principal and interest and any special payment, and
         (c) name and address of the bank (or trustee) from which such wire transfer was sent shall be delivered or mailed to:

         John Hancock Mutual Life Insurance Company
         John Hancock Place
         200 Clarendon Street
         Boston, MA 02117
         Attention:  Securities Accounting
         Division T-10

(3) All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or mailed to:

         John Hancock Mutual Life Insurance Company
         John Hancock Place
         200 Clarendon Street
         Boston, MA 02117
         Attention:  Securities Accounting
         Division T-10

(4) All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or mailed to:

         John Hancock Mutual Life Insurance Company
         John Hancock Place
         200 Clarendon Street
         Boston, MA 02117
         Attention:  Bond and Corporate
         Finance Department T-57

(5) A copy of foregoing notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or mailed to:

         John Hancock Mutual Life Insurance Company
         John Hancock Place
         200 Clarendon Street
         Boston, MA 02117
         Attention:  Investment Law Division, T-50

(6)      Tax Identification No.: 04-2664016

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
AMERICAN GENERAL LIFE AND ACCIDENT                                                  $5,000,000
     INSURANCE COMPANY

(1) All payments by wire transfer of immediately available funds, with sufficient information (including PPN 119008A*1, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

         ABA#011000028
         State Street Bank and Trust Company
         Boston, MA 02101
         Re: American General Life and
               Accident Insurance Company
         AC-0125-934-0
         OBI = 119008A*1 and description of payment
         Fund Number PA 10

(2) All notices of payments and written confirmations of such wire transfers, to:

         American General Life and Accident
              Insurance Company and PA 10
         c/o State Street Bank and Trust Company
         Insurance Services Custody (AH2)
         1776 Heritage Drive
         North Quincy, MA 02171
         Facsimile Number: (617) 985-4923

(3)      All communications (including
         payment notices), to:

         American General Life and Accident Insurance Company
         c/o American General Corporation
         Attn: Investment Research Department, A37-01
         P.O. Box 3247
         Houston, TX 77253-3247

         Overnight Mail Address:

         2929 Allen Parkway
         Houston, TX 77019-2155
         Facsimile Number: (713) 831-1366

(4)      Tax I.D. Number: 62-0306330

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
THE VARIABLE ANNUITY LIFE INSURANCE                                                $5,000,000
     COMPANY

(1) All payments by wire transfer of immediately available funds, with sufficient information (including PPN 119008A*1, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

         ABA#011000028
         State Street Bank and Trust Company
         Boston, MA 02101
         Re:  The Variable Annuity Life
                Insurance Company
         AC-0125-821-9
         OBI = 119008A*1 and description of payment
         Fund Number PA 54

(2) All notices of payments and written confirmations of such wire transfers, to:

         The Variable Annuity Life Insurance Company and PA 54
         c/o State Street Bank and Trust Company
         Insurance Services Custody (AH2)
         1776 Heritage Drive
         North Quincy, MA 02171
         Facsimile Number: (617) 985-4923

(3)      All communications (including
         payment notices), to:

         The Variable Annuity Life Insurance Company
         c/o American General Corporation
         Attn: Investment Research
         Department, A37-01
         P.O. Box 3247
         Houston, TX 77253-3247

         Overnight Mail Address:

         2929 Allen Parkway
         Houston, TX 77019-2155
         Facsimile Number: (713) 831-1366

(4)      Tax I.D. Number: 74-1625348

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
THE FRANKLIN LIFE INSURANCE COMPANY                                                $5,000,000

(1) All payments by wire transfer of immediately available funds, with sufficient information (including PPN 119008A*1, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

         ABA#011000028
         State Street Bank and Trust Company
         Boston, MA 02101
         Re:  The Franklin Life Insurance
               Company
         AC-2492-440-9
         OBI = 119008A*1 and description of payment
         Fund Number PA 37

(2)      All notices of payments and written
         confirmations of such wire
         transfers, to:

         The Franklin Life Insurance Company and PA 37
         c/o State Street Bank and Trust Company
         Insurance Services Custody (AH2)
         1776 Heritage Drive
         North Quincy, MA 02171
         Facsimile Number: (617) 985-4923

(3)      All communications (including
         payment notices), to:

         The Franklin Life Insurance Company
         c/o American General Corporation
         Attn: Investment Research Department, A37-01
         P.O. Box 3247
         Houston, TX 77253-3247

         Overnight Mail Address:

         2929 Allen Parkway
         Houston, TX 77019-2155
         Facsimile Number: (713) 831-1366

(4)      Tax I.D. Number: 37-0281650

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
AMERICAN LIFE AND CASUALTY INSURANCE COMPANY                                        $5,000,000

(1) All payments by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, NY
         ABA #: 021-001-033
         DDA #: 00314421
         Account #: 99911145
         FFC: American Life & Casualty
           Insurance Company, Account #: 99810

         with sufficient information to identify the source and application of such funds, including the PPN:
         119008A*1 of the Notes.

(2)      Address for delivery of securities:

         Bankers Trust Company
         16 Wall Street
         Fourth Floor, Window 62
         Account #: 99911145
         FFC: American Life & Casualty
         Insurance Company, Account #: 99810

(3)      Address for all notices:

         Conseco Capital Management, Inc.
         c/o American Life & Casualty Insurance Company
         P.O. Box 1925
         Carmel, IN 46032
         Attn:  Account Documentation Dept.

         with a copy to:

         Conseco, Inc.
         c/o American Life & Casualty Insurance Company
         P.O. Box 1911
         Carmel, IN 46032
         Attn:  Investment Accounting

(4)      Tax Identification No.: 45-0103436

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
BENEFICIAL STANDARD LIFE INSURANCE COMPANY                                          $5,000,000

(1) All payments by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, NY
         ABA #: 021-001-033
         DDA #: 00220919
         Account #: 99911145
         FFC: Beneficial Standard Life
           Insurance Company, Account #: 99820

         with sufficient information to identify the source and application of such funds, including the PPN: 119008A*1 of the Notes.

(2)      Address for delivery of securities:

         Bankers Trust Company
         16 Wall Street
         Fourth Floor, Window 62
         Account #: 99911145
         FFC: Beneficial Standard Life Insurance Company, Account #:
         99820

(3)      Address for all notices:

         Conseco Capital Management, Inc.
         c/o Beneficial Standard Life Insurance Company
         P.O. Box 1925
         Carmel, IN 46032
         Attn:  Account Documentation Dept.

         with a copy to:

         Conseco, Inc.
         c/o Beneficial Standard Life Insurance Company
         P.O. Box 1911
         Carmel, IN 46032
         Attn:  Investment Accounting

(4)      Tax Identification No.: 95-0540891

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
WESTERN NATIONAL LIFE INSURANCE COMPANY                                             $5,000,000

(1) All payments by wire transfer of immediately available funds to:

         State Street
         ABA #: 011-000-028
         DDA #: 00220919
         Account #: 7215-132-7
         FFC: Alert # 15 Western National Life,
           Account #: WE1B

         with sufficient information to identify the source and application of such funds, including the PPN: 119008A*1 of the Notes.

(2)      Address for delivery of securities:

         Chase Bank
         Acct: State Street Bank & Trust Company
         4 New York Plaza
         Ground Floor/Receive Window
         New York, NY 10004
         Attn: WE1B

(3)      Address for all notices:

         Conseco Capital Management, Inc.
         c/o Alert # 15 Western National Life
         P.O. Box 1925
         Carmel, IN 46032
         Attn:  Account Documentation Dept.

         with a copy to:

         Conseco, Inc.
         c/o Alert # 15 Western National Life
         P.O. Box 1911
         Carmel, IN 46032
         Attn:  Investment Accounting

         and

         Western National Life
         c/o Alert # 15 Western National Life
         555 San Felipe, Suite 900
         Houston, TX 77056
         Attn: Betsy Taylor

(4)      Tax Identification No.: 75-0770838

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
THE LINCOLN NATIONAL LIFE INSURANCE                                                 $7,350,000
    COMPANY

(1) All payments by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, New York
         ABA #021001033
         Private Placement Processing
         Account No.:  99-911-145
         For the Accounts of:

         - The Lincoln National Life Insurance
            Company (UIN)
           Custody Account No. 98127 - Note in
             original principal amount of
             $1,650,000
         - The Lincoln National Life Insurance Company (IOB)
             Custody Account No. 98201 - Note in
               original principal amount of $800,000
         - The Lincoln National Life Insurance Company (IAL)
             Custody Account No. 98194 - Note in original principal
           amount of $2,300,000
         - The Lincoln National Life Insurance Company (IAD)
             Custody Account No. 98195 - Note in original
           principal amount of $800,000
         - The Lincoln National Life Insurance Company (GAI)
             Custody Account No. 98208 - Note in original principal
           amount of $1,800,000

         with sufficient information to identify the source and application of such funds, including the PPN: 119008A*1 of the Notes.

(2)      Address for delivery of securities:

         Bankers Trust Company
         14 Wall Street, 4th Floor, Window #44
         New York, NY 10005
         Attn: Lorraine Squires, Mail Stop 4049

(3)      Address for all notices in respect
         of payment:

         Bankers Trust Company
         Attn:  Private Placement Unit
         P.O. Box 998, Bowling Green Station
         New York, NY  10274

(4)      Address for all other communications:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN  46802
         Attn:  Investments/Private Placements

(5)      Tax Identification No.:  35-0472300

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
FIRST PENN-PACIFIC LIFE INSURANCE COMPANY                                           $1,650,000
(I/N/O CUDD & CO)
(1)      All payments by wire transfer of immediately available funds to:

         The Chase Manhattan Bank N.A.
         New York, NY
         ABA #: 021 00 0021
         Chase NYC/CTR/BNF
         A/C #900-9-000200
         For the Account of: First Penn-Pacific
           Life Insurance Company

         with sufficient information to identify the source and application of such funds, including the PPN: 119008A*1 of the Notes.

(2)      Address for delivery of securities:

         The Chase Manhattan Bank
         4 New York Plaza
         Ground Floor Window
         New York, NY 10004
         For Acct: G05996 First Penn-Pacific
         Life Insurance Company
         Attn: Larry Zimmer

(3) Address for all notices in respect of payment and all other communications:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN  46802
         Attn:  Investments/Private Placements

(4)      Tax Identification No.:  23-2044248

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
LINCOLN NATIONAL HEALTH & CASUALTY                                                  $1,000,000
    INSURANCE COMPANY

(1) All payments by wire transfer of immediately available funds to:

         The Chase Manhattan Bank N.A.
         New York, NY
         ABA #: 021 00 0021
         Chase NYC/CTR/BNF
         A/C #900-9-000200
         For the Account of: Lincoln Natl
           Health & Casualty Ins Company
         Custody Account No. G06323

         with sufficient information to identify the source and application of such funds, including the PPN: 119008A*1 of the Notes.

(2)      Address for delivery of securities:

         The Chase Manhattan Bank
         4 New York Plaza
         Ground Floor Window
         New York, NY 10004
         For Acct: G06323 Lincoln Natl Health & Casualty Ins Co
         Attn: Larry Zimmer

(3) Address for all notices in respect of payment and all other communications:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN  46802
         Attn:  Investments/Private Placements

(4)      Tax Identification No.:  35-1495207

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
MASSACHUSETTS MUTUAL LIFE INSURANCE                                                 $8,750,000
 COMPANY

(1) All payments on account of the Notes shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as Budget Rent a Car Corporation, 9.57%
        Guaranteed Senior Notes due 2007, interest and principal) to:

         Citibank, N.A.
         111 Wall Street
         New York, NY 10043
         ABA No. 021000089
         For MassMutual Long Term Pool
         Account No. 4067-3488

         Each with telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
         (413) 744-3878

(2)     All notices and communications to be addressed to:

         Massachusetts Mutual Life
           Insurance Company
         1295 State Street
         Springfield, MA  01111
         Attn:  Securities Investment Division

(3) Notices with respect to payments and corporate actions to be addressed as provided in clause (2) above:

        Attention:  Securities Custody and Collection Department F 381

(4)     Tax Identification Number:  04-1590850

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
THE TRAVELERS INSURANCE COMPANY                                                     $6,250,000
(I/N/O TRAL & CO.)

(1) All payments on account of the Notes shall be made by wire transfer of federal or other immediately available funds prior to 12:00 noon (New York time) on the due date to The Travelers
         Insurance Company--Consolidated Private Placement Account No.
         910-2-587434 at The Chase Manhattan Bank, One Chase Plaza, New
         York, New York 10081, ABA# 021-000021, with sufficient information (including interest rate and maturity) to identify the source and application of such funds, including the PPN:
         119008A*1 of the Notes.

(2)      Address for all notices in respect of payment:

         One Tower Square
         Hartford, CT  06183-2030
         Attn:  Securities Department-
                    Cashier

(3)      Address for all other communications:

         One Tower Square
         Hartford, CT  06183-2030
         Attention:  Securities Department-
                     Private Placements
         Telecopy:  (203) 954-5243

(4)      Tax Identification No.:  06-0566090

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
THE AETNA CASUALTY AND SURETY COMPANY                                               $5,000,000
(I/N/O TRAL & CO.)

(1) All payments on account of the Notes shall be made by wire transfer of federal or other immediately available funds prior to 12:00 noon (New York time) on the due date to The Travelers
         Insurance Company--Consolidated Private Placement Account No.
         910-2-587434 at The Chase Manhattan Bank, One Chase Plaza, New
         York, New York 10081, ABA# 021-000021, with sufficient information (including interest rate and maturity) to identify the source and application of such funds, including the PPN:
         119008A*1 of the Notes.

(2)      Address for all notices in respect of payment:

         The Aetna Casualty and Surety Company
         One Tower Square
         Hartford, CT  06183-2030
         Attn:  Securities Department-
                    Cashier - 10PB

(3)      Address for all other communications:

         The Aetna Casualty and Surety Company
         One Tower Square
         Hartford, CT  06183-2030
         Attention:  Securities Department-
                     Private Placements-9PB
         Telecopy:  (203) 954-5243

(4)      Tax Identification No.:  06-6033504

Name and Address of Purchaser                                                   Principal Amount
-----------------------------                                                   ----------------
METROPOLITAN LIFE INSURANCE COMPANY                                                 $7,500,000

(1) All payments on account of the Notes shall be made by wire transfer of Federal or other immediately available funds to its Account No.
         002-2-410591 at The Chase Manhattan Bank, Metropolitan Branch, 33 East
         23rd Street, New York, NY 10010, ABA #021000021, with sufficient information setting forth (i) the name of the Company, (ii) the maturity date, (iii) the PPN: 119008A*1 of the Notes, (iv) the amount of principal, interest and premium, if any, and (v) the due date of the payment being made.

(2)      Address for all notices:

         Metropolitan Life Insurance Company
         334 Madison Avenue
         P.O. Box 633
         Convent Station, NJ  07961-0633
         Attn:  Vice President-Private Placement Unit
         Telecopy:  (201) 254-3050

(3)      Tax Identification Number:  13-5581829

                                                                      SCHEDULE B

                                  DEFINED TERMS

                  As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

                  "ACQUISITION" is defined in Section 1.3.

                  "ADJUSTED EBIT" for any period means Consolidated Net Income plus all amounts deducted in the computation thereof on account of (a) Consolidated Non-Vehicle Interest Charges and (b) income taxes.

                  "ADJUSTED EBITDA" for any period means Adjusted EBIT plus all amounts deducted in the computation of Consolidated Net Income for such period on account of depreciation and amortization expenses not relating to Vehicles.

                  "AFFILIATE" means, at any time, (a) with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) with respect to the Parent, any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Parent or any Subsidiary or any corporation of which the Parent and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Parent.

                  "ATTRIBUTABLE DEBT" means, as to any particular lease relating to a sale and leaseback transaction, the total amount of rent (discounted semiannually from the respective due dates thereof at the interest rate implicit in such lease) required to be paid by the lessee under such lease during the remaining term thereof. The amount of rent required to be paid under any such lease for any such period shall be (a) the total amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance


                                   Schedule B
and repairs, insurance, taxes, assessments, utilities, operating and labor costs and similar charges plus (b) without duplication, any guaranteed residual value in respect of such lease to the extent such guarantee would be included in indebtedness in accordance with GAAP.

                  "BASE INDENTURE" is defined in the Revolving Credit Facility as in effect on the date of the Closing.

                  "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

                  "CAPITALIZED LEASE OBLIGATIONS" means with respect to any Person, all outstanding obligations of such Person in respect of Capital Leases, taken at the capitalized amount thereof accounted for as a liability in accordance with GAAP.

                  "CHANGE OF CONTROL" means such time as

                  (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), excluding any "person" or "group" of which Sanford Miller, John D. Kennedy or Jeffrey D. Congdon, or their controlled Affiliates, are a substantial part (and for such purpose Messrs. Miller, Kennedy and Congdon, and their controlled Affiliates, shall not be deemed to be a substantial part of such person or group unless in the aggregate they own beneficially at least 15% of the total then outstanding voting power of the Voting Stock of the Parent), (A) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total then outstanding voting power of the Voting Stock of the Parent or (B) has the right or the ability by voting right, contract or otherwise to elect or designate for election a majority of the entire board of directors of the Parent;

                  (ii) (A) the Parent consolidates with or merges into any other Person or conveys, transfers, sells or leases all or substantially all of its assets as an entirety to any Person or (B) any Person merges into the Parent, in either event pursuant to a transaction in which Voting Stock of the


                                   Schedule B

         Parent representing more than 50% of the total voting power of the Parent outstanding immediately prior to the effectiveness thereof is reclassified or changed into or exchanged for cash, securities or other property; provided that any consolidation, merger, conveyance, transfer, sale or lease between the Parent and any of its Subsidiaries (including without limitation the reincorporation of the Parent in another jurisdiction) shall be excluded from the operation of this clause (ii);

                  (iii) during any period of two consecutive years, (A) individuals who at the beginning of such period constituted the board of directors of the Parent (together with any new directors whose election by such board of directors, or whose nomination for election by the shareholders of the Parent, as the case may be, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Parent then in office, and (B) Sanford Miller, John D. Kennedy or Jeffrey D. Congdon, or their controlled Affiliates, cease to beneficially own at least 15% of the outstanding voting power of the Voting Stock of the Parent; or

                  (iv) a "Change of Control" under the Convertible Note Agreements or the Revolving Credit Facility shall have occurred.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by virtue of the Parent's or any of its employee benefit or stock plan's filing (or being required to file after the lapse of time) a Schedule 13D or 14D-1 (or any successor or similar schedule, form or report under the Exchange Act) as a result of the Parent or any such plan becoming the beneficial owner of shares of capital stock of the Parent entitling such person to exercise a majority of the total voting power of the Voting Stock of the Parent.

                  "CLASS A SHARES" means the Class A Common Stock, $.01 par value per share, of the Parent.

                  "CLOSING" is defined in Section 3.


                                   Schedule B

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                  "COMPANY" means Budget Rent a Car Corporation, a Delaware corporation.

                  "CONFIDENTIAL INFORMATION" is defined in Section 21.

                  "CONSOLIDATED ADJUSTED ASSETS" means, at any date, Consolidated Assets minus assets of the Parent and its Subsidiaries that secure Vehicle Debt (including without limitation cash, short-term investments and receivables relating to Vehicle Debt), and assets that secure the Revolving Credit Facility (including without limitation all assets of the type that could secure the Revolving Credit Facility whether or not actually securing the Revolving Credit Facility on such date).

                  "CONSOLIDATED ASSETS" means, at any date, the total assets of the Parent and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Parent and its Subsidiaries as of such date prepared in accordance with GAAP, after eliminating all amounts properly attributed to Vehicles and to minority interests, if any, in the stock and surplus of Subsidiaries.

                  "CONSOLIDATED NET INCOME" for any period means the net income (or loss) of the Parent and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, excluding

                  (a) the proceeds of any life insurance policy,

                  (b) any gains arising during such period from (i) the sale or other disposition of any assets (other than current assets), (ii) any write-up of assets, (iii) the acquisition of outstanding securities of the Parent or any Subsidiary, or (iv) any other extraordinary item,

                  (c) any amount representing any interest in the undistributed earnings of any other Person (other than a Subsidiary),

                  (d) any earnings, prior to the date of acquisition, of any Person acquired in any manner, and any earnings of any Subsidiary prior to its becoming a Subsidiary,


                                   Schedule B

                  (e) any earnings of a successor to or transferee of the assets of the Parent or a Subsidiary prior to its becoming such successor or transferee,

                  (f) any deferred credit (or amortization of a deferred credit) arising from the acquisition of any Person, and

                  (g) any losses during such period from any sales, dispositions, write-downs, acquisitions or extraordinary items of the types described in clause (b) above (but only to the extent of any gains of such types during such period).

                  "CONSOLIDATED NON-VEHICLE DEBT" means, at any date, all Non-Vehicle Debt of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED NON-VEHICLE INTEREST CHARGES" means for any period the sum for the Parent and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, of all amounts on account of interest on Non-Vehicle Debt which would be deducted in computing Consolidated Net Income or capitalized (including imputed interest in respect of Capitalized Lease Obligations and amortization of Debt discount and expense).

                  "CONSOLIDATED SHAREHOLDERS' EQUITY" means the total shareholders' equity of the Parent and its Subsidiaries as determined on a consolidated basis in accordance with GAAP minus (a) any amounts included in shareholders' equity attributable to treasury stock, capital stock subscribed for and unissued and other contra-equity accounts and (b) minority interests, if any, in the stock and surplus of Subsidiaries.

                  "CONSOLIDATED VEHICLE DEBT" means, at any date, all Vehicle Debt of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

                  "CONVERTIBLE NOTE AGREEMENTS" means collectively the Series A Note Purchase Agreements and the Series B Note Purchase Agreements and, after an indenture has been executed and delivered by the Parent pursuant to the Series A Note Purchase Agreements and the Series B Note Purchase Agreements, such term shall then include such indenture as supplemented and amended from time to time.

                  "DEBT" with respect to any Person means, at any time, without duplication,



                                   Schedule B

                  (a) its liabilities for borrowed money or its mandatory purchase, redemption or other retirement obligations in respect of mandatorily redeemable Preferred Stock,

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business and not overdue but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property),

                  (c) its Capitalized Lease Obligations,

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities),

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money),

                  (f) Swaps of such Person, and

                  (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) above.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

                  "DEFAULT" means an event or condition the occurrence or existence of which would, with the giving of notice or the lapse of time, or both, become an Event of Default.

                  "DEFAULT RATE" means that rate of interest that is the greater of (i) 11.57% per annum and (ii) 2% above the rate of interest publicly announced by Citibank, N.A. from time to time at its principal office in New York City as its prime rate.


                                   Schedule B

                  "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Parent (both before and after giving effect to the Acquisition) under section 414 of the Code.

                  "EVENT OF DEFAULT" is defined in Section 11.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

                  "EXCHANGE PARENT CONVERTIBLE NOTES" means the Exchange Notes as defined in the Convertible Note Agreements.

                  "FORD" is defined in Section 1.3.

                  "GAAP" means generally accepted accounting principles as in effect from time to time.

                  "GOVERNMENTAL AUTHORITY" means

                  (a)      the government of

                           (i) the United States of America or any State or any other political subdivision of any thereof, or

                           (ii) any jurisdiction in which the Parent or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Parent or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.



                                   Schedule B

                  "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including without limitation obligations incurred through an agreement, contingent or otherwise, by such Person:

                  (a) to purchase such Debt or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

                  (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

                  "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including without limitation asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

                  "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 14.1.



                                   Schedule B

                  "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note, (b) any holder of a Note holding (together with one or more of its Affiliates) more than $1,000,000 aggregate principal amount of the Notes then outstanding, or (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

                  "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                  "LIQUIDITY FACILITY" means the Liquidity Agreement dated as of April 29, 1997 between Budget Funding Corporation, a special purpose, bankruptcy remote Delaware corporation and a Wholly-Owned Subsidiary of the Company, and Credit Suisse First Boston, as Administrative Agent, and the other lenders named therein, as supplemented and amended from time to time.

                  "MAKE-WHOLE AMOUNT" is defined in Section 8.7.

                  "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Parent and its Subsidiaries taken as a whole.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(a) the business, operations, affairs, financial condition, assets or properties of the Parent and its Subsidiaries taken as a whole after giving effect to the Acquisition and the Transactions, (b) the ability of the Company to perform its obligations under this Agreement and the Notes or the ability of the Parent to perform its obligations under this Agreement or (c) the validity or enforceability of this Agreement, the Notes, the Parent Guarantee or any Subsidiary Guarantee.

                  "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).



                                   Schedule B

                 "NON-VEHICLE DEBT" means with respect to any Person all Debt of such Person other than Vehicle Debt (but in any event shall include all Debt of such Person in respect of letters of credit or other instruments relating to the issuance of Vehicle Debt); provided that Non-Vehicle Debt shall also include the following obligations (to the extent the same would otherwise be included as Vehicle Debt): the sum of (a) with respect to each Vehicle owned by TFFC or any other SPC and leased to the Company or any Subsidiary of the Company, the amount by which all obligations of the Company or such Subsidiary with respect to such Vehicle, when added to all rental payments previously made by the Company or such Subsidiary and the next regularly scheduled rental payment to be made by the Company or such Subsidiary with respect to such Vehicle, exceeds the aggregate Depreciation Charges (as defined in the Base Indenture) with respect to such Vehicle plus any fair market value adjustment with respect to such Vehicle provided for in the documents relating to the lease of such Vehicle plus
(b) with respect to each Vehicle owned by the Company or any Subsidiary of the Company (other than TFFC or another SPC), the amount by which all obligations of the Company or said Subsidiary with respect to such Vehicle exceeds the amount by which (i) the aggregate Capitalized Cost (as defined in the Base Indenture) of such Vehicle exceeds (ii) the aggregate Depreciation Charges (as so defined) accrued with respect to such Vehicle plus any fair market value adjustment with respect to such Vehicle provided for the documents relating to the financing arrangements applicable to such Vehicle.

                 "NON-VEHICLE LEVERAGE RATIO" means as of any date the ratio of
(i) Consolidated Non-Vehicle Debt as of such date to (ii) Adjusted EBITDA for the period of four consecutive fiscal quarters ending on or immediately prior to such date.

                 "NOTES" is defined in Section 1.1.

                 "OBLIGORS" is defined in the first paragraph of this Agreement.

                 "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer of an Obligor or of any other officer of an Obligor whose responsibilities extend to the subject matter of such certificate.


                                   Schedule B

                  "ORDER" means any written order, writ, injunction, decree, judgment, award, penalty, determination, direction or demand.

                  "OTHER AGREEMENTS" is defined in Section 2.

                  "OTHER PURCHASERS" is defined in Section 2.

                  "PARENT" means Team Rental Group, Inc. (to be renamed Budget Group, Inc. on or about the date of the Closing), a Delaware corporation.

                  "PARENT CONVERTIBLE NOTES" means collectively the Series A Convertible Notes and the Series B Convertible Notes, and such term shall also include the Exchange Parent Convertible Notes under an indenture.

                  "PARENT GUARANTEE" is defined in Section 1.2.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

                  "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Parent or any ERISA Affiliate or with respect to which the Parent or any ERISA Affiliate may have any liability.

                  "PREFERRED STOCK", as applied to any corporation, means shares of such corporation that shall be entitled to preference or priority over any other shares of such corporation in respect of either the payment of dividends or the distribution of assets upon liquidation, or both.

                  "PRO FORMA NON-VEHICLE INTEREST COVERAGE RATIO" means as of any date the ratio of (i) pro forma Adjusted EBIT for the period of four fiscal quarters ending on or immediately prior to such date to (ii) pro forma Consolidated Non-Vehicle Interest Charges for such period; and for purposes of this definition each


                                   Schedule B
pro forma computation shall include adjustments (without limitation as to other appropriate pro forma adjustments in accordance with generally accepted financial practice, such as adjustments in actual interest costs to give effect to borrowing costs of the acquiring person) giving effect to all acquisitions and dispositions, and all incurrences and refinancings of Debt, made during the period with respect to which such computation is being made as if such acquisitions, dispositions, incurrences or refinancings, as the case may be, were made on the first day of such period , and any such adjustment for earnings with respect to an acquisition shall be based solely upon the amount of reported earnings in accordance with GAAP attributable to the Person or the assets so acquired.

                  "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, inchoate or otherwise.

                  "PROSPECTUS" is defined in Section 5.3.

                  "PTE" is defined in Section 6.2.

                  "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued on March 13, 1984 by the United States Department of Labor.

                  "REGISTRATION RIGHTS AGREEMENT" means the Amended and Restated Registration Rights Agreement dated as of April 29, 1997 between the Parent and the holders of the Parent Convertible Notes.

                  "REQUIRED HOLDERS" means, at any time, the holders of at least 66 2/3% in unpaid principal amount of the Notes at the time outstanding.

                  "REQUIREMENT OF LAW" means, as to any Person, each law, rule or regulation, including Environmental Laws and ERISA, or Order, decree or other determination of an arbitrator or a court or other Governmental Authority applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "RESPONSIBLE OFFICER" means any Senior Financial Officer of an Obligor and any other officer of an Obligor with responsibility for the administration of the relevant portion of this Agreement.


                                   Schedule B

                  "RESTRICTED PAYMENT" means

                  (a) the declaration of any dividend on, or the incurrence of any liability to make any other payment or distribution in respect of, any shares or equity interests of any class of the Parent (other than one payable solely in shares of its common stock),

                  (b) any payment or distribution on account of the purchase, redemption or other retirement of any shares or equity interests of any class of the Parent, or of any warrant, option or other right to acquire such shares or equity interests, and

                  (c) any payment or distribution on account of the principal of or premium, if any, with respect to Debt of the Company, the Parent or any Subsidiary Guarantor that is subordinated to the Notes, the Parent Guarantee or a Subsidiary Guarantee other than mandatory sinking fund or other retirement payments required by the terms thereof.

The amount of any Restricted Payment in property shall be deemed to be the greater of its fair value (as determined by the board of directors of the Parent) and its net book value.

                  "REVOLVING CREDIT FACILITY" means the $300,000,000 Credit Agreement dated as of April 29, 1997 among the Company, as borrower, the Parent, as guarantor, the financial institutions listed thereon, as lenders, Credit Suisse First Boston, as co-syndication agent and administrative agent, and NationsBanc Capital Markets, Inc., as co-syndication agent and documentation agent, as supplemented and amended from time to time.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

                  "SENIOR FINANCIAL OFFICER" of an Obligor means the chief financial officer, principal accounting officer, treasurer or comptroller of such Obligor.

                  "SERIES A CONVERTIBLE NOTES" means the 7.0% Convertible Subordinated Notes, Series A, due 2007 (originally issued as 7.0% Convertible Subordinated Notes due 2003) of the Parent.

                  "SERIES A NOTE PURCHASE AGREEMENTS" means the several Note Purchase Agreements dated as of December 1, 1996 between the


                                   Schedule B

Parent and the purchasers named in Schedule I thereto, as supplemented and amended from time to time, relating to the issue and sale of $80,000,000 aggregate principal amount of the Series A Convertible Notes.

                  "SERIES B CONVERTIBLE NOTES" means the 6.85% Convertible Subordinated Notes, Series B, due 2007 of the Parent.

                  "SERIES B NOTE PURCHASE AGREEMENTS" means the several Note Purchase Agreements dated as of April 25, 1997 between the Parent and the Purchasers name in Schedule I thereto, as supplemented and amended from time to time, relating to the issue and sale of $45,000,000 aggregate principal amount of the Series B Convertible Notes.

                  "SIGNIFICANT SUBSIDIARY" means, at any date, any Subsidiary that constitutes a "Significant Subsidiary" of the Parent (after giving effect to the Acquisition), as such term is defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act, and in any event shall include the Company and each Subsidiary Guarantor.

                  "SPC" means Budget Funding Corporation, TFFC and any other bankruptcy-remote Subsidiary of the Company formed for the specific purpose of issuing highly-rated commercial paper, medium-term notes or other securities in connection with the financing of Vehicles or for the specific purpose of owning such Vehicles and leasing such Vehicles to the Company and its other Subsidiaries, in each case pursuant to a structured financing or securitization program.

                  "STOCK PURCHASE AGREEMENTS" is defined in Section 1.3.

                  "SUBSIDIARY" means, as to any Person, any corporation or other business entity a majority of the combined voting power of all Voting Stock of which is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries. Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Parent, including the Company.

                  "SUBSIDIARY GUARANTEE" is defined in Section 1.2.

                  "SUBSIDIARY GUARANTOR" is defined in Section 4.5.



                                   Schedule B

                  "SWAPS" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

                  "TFFC" means Team Fleet Financing Corporation, a Delaware corporation and Wholly-Owned Subsidiary of the Company.

                  "TRANSACTIONS" is defined in Section 1.3.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Other Agreements, the Subsidiary Guarantees, the Stock Purchase Agreements, the Series A Note Purchase Agreements, the Series B Note Purchase Agreements, the Registration Rights Agreement, the Underwriting Agreement, the Liquidity Facility and the Revolving Credit Facility.

                  "UNDERWRITING AGREEMENT" means the Underwriting Agreement dated April 23, 1997 between the Company and Credit Suisse First Boston Corporation, ABN AMRO Chicago Corporation, Alex. Brown & Sons Incorporated and McDonald & Company Securities, Inc., as representatives of the several underwriters named in Schedule A thereto, relating to the issuance and sale of Class A Shares pursuant to the public offering described in the Prospectus.

                  "VEHICLE DEBT" means with respect to any Person all Debt relating solely to the financing of any Vehicle and secured thereby (and by related collateral). Any Debt in respect of a Vehicle financed under the Revolving Credit Facility and any obligation included as Non-Vehicle Debt pursuant to the proviso to the definition of the term "Non-Vehicle Debt" shall not be deemed to be Vehicle Debt.


                                   Schedule B

                  "VEHICLES" means all existing and hereafter acquired motor vehicle inventory of the Company and its Subsidiaries, consisting of passenger automobiles, light trucks and vans, whether held for sale, lease or rental purposes.

                  "VOTING STOCK" means, with respect to any Person, any shares of stock or other equity interests of any class or classes of such Person whose holders are entitled under ordinary circumstances (irrespective of whether at the time stock or other equity interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency) to vote for the election of a majority of the directors, managers, trustees or other governing body of such Person.

                  "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Parent and the Parent's other Wholly-Owned Subsidiaries at such time.


                                   Schedule B

                                                                     EXHIBIT 1.1


                                 [FORM OF NOTE]

                          BUDGET RENT A CAR CORPORATION

                      9.57% GUARANTEED SENIOR NOTE DUE 2007

No. [_____]                                                   New York, New York
$[_______]                                                                [Date]

PPN: 119008A*1

                  FOR VALUE RECEIVED, the undersigned, BUDGET RENT A CAR CORPORATION (the "COMPANY"), a Delaware corporation, hereby promises to pay to [_____________________], or registered assigns, the principal sum of [ ] DOLLARS on April 29, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) from the date hereof on the unpaid balance thereof at the rate of 9.57% per annum, payable semiannually on April 29 and October 29 in each year, until the principal hereof shall have become due and payable, and (b) on any overdue payment of principal, any overdue payment of interest (to the extent permitted by applicable law) and any overdue payment of any premium or Make-Whole Amount (as defined in the Note Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand) at a rate per annum from time to time equal to the greater of (i) 11.57% and (ii) 2% above the rate of interest publicly announced by Citibank, N.A. from time to time at its principal office in New York City as its prime rate.

                  Payments of principal of, interest on and any premium or Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at said principal office of Citibank, N.A. in New York City or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Agreements referred to below.

                  This Note is one of an issue of Senior Notes issued pursuant to separate Senior Note Purchase Agreements dated as of April 25, 1997 (as from time to time amended, the "NOTE AGREEMENTS") between the Company and Team Rental Group, Inc. (to be renamed Budget Group, Inc.) and the respective Purchasers named therein and is entitled to the benefits thereof. This Note is also entitled to the benefits of a Parent Guarantee included in the Note Agreements and certain Subsidiary Guarantees executed and delivered from time to time pursuant to the Note Agreements. Each holder of this Note will be deemed, by its acceptance hereof, to have agreed to the confidentiality provisions set forth in
Section 21 of the Note Agreements.

                  This Note is a registered Note and, as provided in the Note Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreements, but not otherwise.

                  If an Event of Default, as defined in the Note Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium or Make-Whole Amount) and with the effect provided in the Note Agreements.

                  This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder hereof shall be governed by, the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                                  BUDGET RENT A CAR CORPORATION

                                                  By
                                                    ---------------------------
                                                    Title:

                                                                     EXHIBIT 1.2


                               GUARANTEE AGREEMENT

                  GUARANTEE AGREEMENT dated as of ______________ made by ________________________, a _________________ corporation (the "GUARANTOR"), in favor of the holders from time to time of the Notes referred to below (collectively the "OBLIGEES").

                  WHEREAS, Budget Rent a Car Corporation, a Delaware corporation (the "COMPANY"), and Team Rental Group, Inc. (to be renamed Budget Group, Inc.), a Delaware corporation (the "PARENT" and, together with the Company, individually an "OBLIGOR" and collectively the "OBLIGORS"), have entered into several Senior Note Purchase Agreements dated as of April 25, 1997 (as amended or otherwise modified from time to time, collectively the "NOTE AGREEMENTS" and terms defined therein and not otherwise defined herein are being used herein as so defined) with the institutional purchasers listed in Schedule A thereto, providing for the issuance and sale of $165,000,000 aggregate principal amount of the Company's 9.57% Guaranteed Senior Notes due 2007 (the "NOTES");

                  WHEREAS, the Parent has unconditionally guaranteed the Notes and the obligations of the Company under the Note Agreements pursuant to a parent guarantee (the "PARENT GUARANTEE") contained in Section 13 of the Note Agreements; and

                  WHEREAS, it is a [condition precedent to the purchase of the Notes by such purchasers under/requirement of] the Note Agreements that the Guarantor shall execute and deliver this Guarantee Agreement;

                  NOW, THEREFORE, in consideration of the premises the Guarantor hereby agrees as follows:

                  SECTION 1. Guarantee. The Guarantor unconditionally and irrevocably guarantees, as primary obligor and not merely as surety,

                  A. the punctual payment when due, whether at stated maturity, by prepayment, by acceleration or otherwise, of all obligations of the Obligors arising under the Note Agreements (including without limitation the Parent Guarantee) and the Notes, including all extensions,


                               GUARANTEE AGREEMENT
         modifications, substitutions, amendments and renewals thereof, whether for principal, interest (including without limitation interest on any overdue principal, premium, Make-Whole Amount, and interest at the rate specified in the Notes and interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to either Obligor under any applicable Debtor Relief Laws as defined below), Make-Whole Amount or premium, if any, fees, expenses, indemnification or otherwise, and

                  B. the due and punctual performance and observance by the Obligors of all covenants, agreements and conditions on their part to be performed and observed under the Note Agreements and the Notes;

(all such obligations are called the "GUARANTEED OBLIGATIONS"); provided that the aggregate liability of the Guarantor hereunder in respect of the Guaranteed Obligations shall not exceed at any time the lesser of (1) the amount of the Guaranteed Obligations and (2) the maximum amount for which the Guarantor is liable under this Guarantee Agreement without such liability being deemed a fraudulent transfer under applicable Debtor Relief Laws (as hereinafter defined), as determined by a court of competent jurisdiction. As used herein, the term "DEBTOR RELIEF LAWS" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

                  The Guarantor also agrees to pay, in addition to the amount stated above, any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by any Obligee in enforcing any rights under this Guarantee Agreement or in connection with any amendment of this Guarantee Agreement.

                  Without limiting the generality of the foregoing, this Guarantee Agreement guarantees, to the extent provided herein, the payment of all amounts which constitute part of the Guaranteed Obligations and would be owed by any other Person to any Obligee but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Person.


                               GUARANTEE AGREEMENT

                  SECTION 2. Guarantee Absolute. The obligations of the Guarantor under Section 1 of this Guarantee Agreement constitute a present and continuing guaranty of payment and not of collectibility and the Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Note Agreements and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Obligee with respect thereto. The obligations of the Guarantor under this Guarantee Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guarantee Agreement, irrespective of whether any action is brought against either Obligor or any other Person liable for the Guaranteed Obligations or whether an Obligor or any other such Person is joined in any such action or actions. The liability of the Guarantor under this Guarantee Agreement shall be primary, absolute, irrevocable, and unconditional irrespective of:

                  A. any lack of validity or enforceability of any Guaranteed Obligation, the Note Agreements, the Parent Guarantee, any Note or any agreement or instrument relating thereto;

                  B. any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Note Agreements, the Parent Guarantee, any Note or this Guarantee Agreement;

                  C. any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure by the Guarantor or other Person liable, or any other guarantee, for all or any of the Guaranteed Obligations;

                  D. any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral or any other assets of the Parent or any other Subsidiary;

                  E. any change, restructuring or termination of the corporate structure or existence of the Parent, the Company or any other Subsidiary; or


                               GUARANTEE AGREEMENT

                  F. any other circumstance (including without limitation any statute of limitations) that might otherwise constitute a defense, offset or counterclaim available to, or a discharge of, the Parent, the Company or the Guarantor.

                  This Guarantee Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Obligee, or any other Person upon the insolvency, bankruptcy or reorganization of an Obligor or otherwise, all as though such payment had not been made.

                    SECTION 3. Waivers. The Guarantor hereby irrevocably waives, to the extent permitted by applicable law:

                  A. promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guarantee Agreement;

                  B. any requirement that any Obligee or any other Person protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against either Obligor or any other Person or any collateral;

                  C. any defense, offset or counterclaim arising by reason of any claim or defense based upon any action by any Obligee;

                  D. any duty on the part of any Obligee to disclose to the Guarantor any matter, fact or thing relating to the business, operation or condition of any Person and its assets now known or hereafter known by such Obligee; and

                  E. any rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against the Obligors or the Guarantor or any other Person.

                  SECTION 4. Waiver of Subrogation and Contribution. The Guarantor shall not assert, enforce, or otherwise exercise (A) any right of subrogation to any of the rights, remedies, powers, privileges or liens of any Obligee or any other beneficiary against the Company, the Parent or any other obligor on the Guaranteed Obligations or any collateral or other security, or
(B) any right of recourse, reimbursement,



                               GUARANTEE AGREEMENT
contribution, indemnification, or similar right against the Company or the Parent, and the Guarantor hereby waives any and all of the foregoing rights, remedies, powers, privileges and the benefit of, and any right to participate in, any collateral or other security given to any Obligee or any other beneficiary to secure payment of the Guaranteed Obligations, until such time as the Guaranteed Obligations have been paid in full.

                    SECTION 5. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                  A. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The execution, delivery and performance of this Guarantee Agreement have been duly authorized by all necessary action on the part of the Guarantor.

                  B. The execution, delivery and performance by the Guarantor of this Guarantee Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor or any Subsidiary of the Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other material agreement or instrument to which the Guarantor or any Subsidiary of the Guarantor is bound or by which the Guarantor or any Subsidiary of the Guarantor or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or any Subsidiary of the Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor or any Subsidiary of the Guarantor.

                  C. The Guarantor and the Obligors are members of the same consolidated group of companies and are engaged in related businesses and the Guarantor will derive substantial direct and indirect benefit from the execution and delivery of this Guarantee Agreement.



                               GUARANTEE AGREEMENT

                    SECTION 6. Amendments, Etc. No amendment or waiver of any provision of this Guarantee Agreement and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all Obligees, (i) limit the liability of or release the Guarantor hereunder, (ii) postpone any date fixed for, or change the amount of, any payment hereunder or (iii) change the percentage of Notes the holders of which are, or the number of Obligees, required to take any action hereunder.

                    SECTION 7. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and (A) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (B) by a recognized overnight delivery service (with charges prepaid). Such notice if sent to the Guarantor shall be addressed to the Parent at the address of the Parent set forth in the Note Agreements or at such other address as the Guarantor may hereafter designate by notice to each holder of Notes, or if sent to any holder of Notes, shall be addressed to it as set forth in the Note Agreements. Any notice or other communication herein provided to be given to the holders of all outstanding Notes shall be deemed to have been duly given if sent as aforesaid to each of the registered holders of the Notes at the time outstanding at the address for such purpose of such holder as it appears on the Note register maintained by the Company in accordance with the provisions of Section 14.1 of the Note Agreements. Notices under this Section 7 will be deemed given only when actually received.

                    SECTION 8. No Waiver; Remedies. No failure on the part of any Obligee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                    SECTION 9. Continuing Guarantee. This Guarantee Agreement is a continuing guarantee of payment and performance and shall (A) remain in full force and effect until payment in



                               GUARANTEE AGREEMENT
full of the Guaranteed Obligations and all other amounts payable under this Guarantee Agreement, (B) be binding upon the Guarantor, its successors and assigns and (C) inure to the benefit of and be enforceable by the Obligees and their successors, transferees and assigns.

                    SECTION 10. Jurisdiction and Process; Waiver of Jury Trial. The Guarantor irrevocably submits to the non-exclusive in personam jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guarantee Agreement. To the fullest extent permitted by applicable law, the Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                    The Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in this Section by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Guarantor at its address specified in Section 7 or at such other address of which you shall then have been notified pursuant to said Section. The Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to the Guarantor. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any recognized courier or overnight delivery service.

                    Nothing in this Section 10 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.



                               GUARANTEE AGREEMENT

                    THE GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTEE AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

                    SECTION 11. Governing Law. This Guarantee Agreement shall be construed and enforced in accordance with, and the rights of the Guarantor and the Obligees shall be governed by, the laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                   IN WITNESS WHEREOF, the Guarantor has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

                                   [GUARANTOR]

                                   By
                                     ----------------------------
                                     Title:




                               GUARANTEE AGREEMENT

                                               EXHIBIT 4.4(a), 4.4(b) and 4.4(c)


                      OPINIONS OF COUNSEL FOR THE OBLIGORS

                    The following opinions are to be provided by counsel for the Obligors (allocated among such counsel as appropriate), subject to customary assumptions, limitations and qualifications. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreements.

                  1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to carry on its business as now being conducted and to execute and deliver the Agreements and to perform the provisions thereof. The Company has duly qualified and is authorized to do business in each jurisdiction where such qualification and authorization is necessary.

                  2. The Parent is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to carry on its business as now being conducted and to execute and deliver the Agreements and the Notes and to perform the provisions thereof. The Parent has duly qualified and is authorized to do business in each jurisdiction where such qualification and authorization is necessary.

                  3. Each Significant Subsidiary so designated in Schedule 5.4 of the Agreements (other than the Company) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, except where the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Significant Subsidiary has all requisite corporate power and authority to own or hold under lease the property it purports to own or hold under lease and to carry on its business as now being conducted and, in the case of the

Subsidiary Guarantors, to execute and deliver its respective Subsidiary Guarantee and perform the provisions thereof.

                  4. The Agreements have been duly authorized, executed and delivered by the Obligors and constitute legal, valid and binding agreements of the Obligors, enforceable against the Obligors in accordance with their terms.

                  5. The Notes being purchased by you today have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

                  6. The Subsidiary Guarantees have been duly authorized, executed and delivered by the respective Subsidiary Guarantors and constitute legal, valid and binding obligations of such Subsidiary Guarantors, enforceable against such Subsidiary Guarantors in accordance with their respective terms.

                  7. No consent, approval or authorization of, or declaration, registration or filing with, any Governmental Authority is required to be obtained or made as a condition to the validity of the execution and delivery by the Obligors of the Agreements, by the Company of said Notes or by the Subsidiary Guarantors of said Subsidiary Guarantees or for the performance by the Obligors or the Subsidiary Guarantors of their respective obligations thereunder.

                  8. It was not necessary in connection with the offering, sale and delivery of said Notes, the Parent Guarantee or said Subsidiary Guarantees, under the circumstances contemplated by the Agreements, to register said Notes, the Parent Guarantee or said Subsidiary Guarantees under the Securities Act or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

                  9. The execution, delivery and performance by the Parent of the Agreements, by the Company of the Agreements and the Notes and by the Subsidiary Guarantors of their respective Subsidiary Guarantees will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Significant Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument known to such counsel to which the Parent or any Significant Subsidiary is bound or by which the Parent or any Significant Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Parent or any Significant Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent or any Significant Subsidiary.

                  10. Neither the Parent nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended.

                  11. None of the transactions contemplated by the Agreements (including without limitation the use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including without limitation Regulations G, T and X of the Board of Governors of the Federal Reserve System (12 CFR, Part 207, Part 220 and Part 224, respectively).

                  12. There are no actions, suits or proceedings pending, or to the knowledge of such counsel threatened, against or affecting the Parent or any Subsidiary or any property of the Parent or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority, except actions, suits or proceedings which (a) individually do not in any manner draw into question the Acquisition or the Transaction Documents or the validity of the Agreements, the Subsidiary Guarantees or the Notes and (b) in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                                     * * * *

                    This opinion is given solely for your benefit, and for the benefit of the institutional investor holders from time to time of the Notes purchased by you today, in connection with the closing held today of the transactions contemplated by the Agreements, and may not be relied upon by any other person for any purpose without our prior written consent.

                                                                  EXHIBIT 4.4(d)

                             FORM OF OPINION OF WF&G


                                 April __, 1997

                        Re: Budget Rent a Car Corporation
                            9.57% Guaranteed Senior Notes due 2007

To the several Purchasers listed
  in Schedule A to the within-
  mentioned Note Agreements

Ladies and Gentlemen:

                  We have acted as your special counsel in connection with the issuance by Budget Rent a Car Corporation (the "Company") of its 9.57% Guaranteed Senior Notes due 2007 in an aggregate principal amount of $165,000,000 (the "Notes") and the purchases by you pursuant to the several Senior Note Purchase Agreements made by you with the Company and Team Rental Group, Inc. (the "Parent") under date of April 25, 1997 (the "Note Agreements") of Notes in the respective aggregate principal amounts specified in Schedule A to the Note Agreements. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Note Agreements.

                  We have examined such corporate records of the Obligors and the Subsidiary Guarantors, agreements and other instruments, certificates of officers and representatives of the Obligors and the Subsidiary Guarantors, certificates of public officials, and such other documents, as we have deemed necessary in connection with the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with the authentic originals of all documents submitted to us as copies. As to questions of fact material to such opinions we have, when relevant facts were not independently established, relied upon the representations set forth in the Note Agreements and upon certifications by officers or other representatives of the Obligors and the Subsidiary Guarantors.

                  In addition, we attended the closing held today at the office of Mayer, Brown & Platt at which you purchased and made payment for Notes in the respective aggregate principal amounts to be purchased by you, all in accordance with the Note Agreements.

                  Based upon the foregoing and having regard for legal considerations that we deem relevant, we render our opinion to you pursuant to
Section 4.4(b) of the Note Agreements as follows:

                  1. Each of the Obligors is a validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power to execute and deliver the Note Agreements, the Parent Guarantee (in the case of the Parent) and the Notes (in the case of the Company) and to perform its respective obligations thereunder.

                  2. Each of the Subsidiary Guarantors identified as such in
Schedule 5.4 to the Note Agreements is a validly existing corporation in good standing under the laws of its respective jurisdiction of incorporation and has the corporate power to execute and deliver its respective Subsidiary Guarantee and to perform its respective obligations thereunder. [DELAWARE INCORPORATION IS ASSUMED]

                  3. The Note Agreements have been duly authorized, executed and delivered by the Obligors and the Note Agreements constitute legal, valid and binding agreements of the Obligors, enforceable against the Obligors in accordance with their terms.

                  4. The Notes being purchased by you today have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

                  5. The Subsidiary Guarantees have been duly authorized, executed and delivered by the respective Subsidiary Guarantors and constitute legal, valid and binding agreements of the respective Subsidiary Guarantors.

                  6. No consent, approval or authorization of, or declaration, registration or filing with, any New York or Federal Governmental Authority is required to be obtained or made as a condition to the validity of the execution and delivery by the Obligors of the Note Agreements, by the Company of said Notes or by the Subsidiary Guarantors of their respective Subsidiary Guarantees delivered today pursuant to Section 4.5 of the Note Agreements or for the performance by the Company, the Parent or said Subsidiary Guarantors of their respective obligations thereunder.

                  7. It was not necessary in connection with the offering, sale and delivery of said Notes, the Parent Guarantee or said Subsidiary Guarantees, under the circumstances contemplated by the Note Agreements, to register said Notes, the Parent Guarantee or said Subsidiary Guarantees under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

                  8. The opinions of even date herewith of King & Spalding, special counsel for the Parent, Kenneth M. Lipowitz, counsel to the Parent, and Robert L. Aprati, Senior Vice President and General Counsel of the Company, delivered to you pursuant to Section 4.4(a) of the Note Agreements, are satisfactory to us in form and scope with respect to the matters specified therein and we believe that you are justified in relying thereon.

                     The opinions expressed above are subject to the exception that (a) the enforceability of any agreement or instrument in accordance with its terms may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (b) the enforceability of indemnity provisions contained in the Note Agreements may be subject to limitations based upon public policy considerations.

                     We express no opinion as to Section 23.3 of the Note Agreements insofar as said Section relates to (a) the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy relating to the Note Agreements, the Notes or any other document related thereto, (b) the waiver of inconvenient forum with respect to proceedings in such United States District Court or (c) the waiver of the right to jury trial.

                    We are members of the bar of the State of New York and do not herein intend to express any opinion as to any matters governed by any laws other than Federal laws, the laws of the State of New York and the General Corporation Law of the State of Delaware.

                    This opinion is given solely for your benefit and for the benefit of institutional investor holders from time to time of the Notes purchased by you today, in connection with the closing held today of the transactions contemplated by the Note Agreements, and may not be relied upon by any other person for any purpose without our prior written consent.


                                             Very truly yours,

                         SENIOR NOTE PURCHASE AGREEMENT

                                  SCHEDULE 5.4

                      EXISTING SUBSIDIARIES OF THE COMPANY

See attached schedules.

Significant Subsidiaries:

Budget Car Sales, Inc.
Budget Rent a Car Systems, Inc.
Budget Funding Corporation
Budget Fleet Finance Corporation
Budget Rent a Car International, Inc.
BTI (U.K.) plc
Team Fleet Financing Corporation

Directors and Officers of the Company:

See attachment.

Subsidiary Guarantors:

See attachment.

                      Existing Subsidiaries of the Company

Name                                                                  Jurisdiction of Incorporation
----                                                                  -----------------------------
Budget Rent a Car Corporation                                                Delaware

   Budget Car Sales, Inc. (formerly "Team Car Sales")                        Indiana

      Team Car Sales of Charlotte, Inc.                                      Delaware

      Team Car Sales of Dayton, Inc.                                         Delaware

      Team Car Sales of Philadelphia, Inc.                                   Delaware

      Team Car Sales of Richmond, Inc.                                       Delaware

      Team Car Sales of San Diego, Inc.                                      Delaware

      Team Car Sales of Southern California, Inc.                            Delaware

      ValCar Rental Car Sales, Inc.                                          Indiana

         IN Motors VI, LLC(1)                                                Indiana

      TCS Properties, LLC                                                    Indiana

Budget Rent a Car Systems, Inc.                                              Delaware

      Budget Funding Corporation                                             Delaware

      Budget Fleet Finance Corporation                                       Delaware

      BRAC of New York, Inc.                                                 Delaware

      Long Island Car & Truck Rental, Inc.(2)                                Delaware

      NYRAC, Inc.                                                            New York

        Rebound Services, Inc.                                               Delaware

      Diversified Services, Inc.                                             Delaware

        Automated Transportation, Inc.                                       California

        Expert Leasing, Inc.                                                  Florida

        Rapid Rentals, Inc.                                            District of Columbia

        Moisant Car Sales, Inc.                                              Louisiana

Name                                                                  Jurisdiction of Incorporation
----                                                                  -----------------------------
           Budget Rent a Car of New Orleans, Inc.                              Louisiana

        Westeam Enterprises, Inc.                                             California

        MacKay Car & Truck Rentals, Inc.                                     North Carolina

        Metro West, Inc.                                                       Delaware

           Lee-Al, Inc.                                                        California

        Dayton Auto Lease Company, Inc.                                          Ohio

           Don Kremer, Inc.                                                      Ohio

        Arizona Rent a Car Systems, Inc.                                       Delaware

        Capital City Leasing, Inc.                                              Florida

        Team Rental of Connecticut, Inc.                                        Delaware

        Team Rental of Cincinnati, Inc.                                         Delaware

        Team Rental of Ft. Wayne, Inc.                                          Delaware

           Fort Wayne Rental Group, Inc.                                        Delaware

        Team Rental of Philadelphia, Inc.                                       Delaware

        Team Rental of Pittsburgh, Inc.                                         Delaware

        Team Rental of Rochester, Inc.                                          Delaware

        Team Rental of Southern California, Inc.                                Delaware

           BRAC SOCAL Funding Corporation                                       Delaware

        Team Rental of New York, Inc.                                           New York

        VPSI, Inc.                                                              Delaware

        Team Claims Services, Inc.                                              Florida

     Budget Rent a Car International, Inc.                                      Delaware

        Budget Rent a Car Espana, S.A.                                           Spain

Name                                                                  Jurisdiction of Incorporation
----                                                                  -----------------------------
           Budget Rent a Car Ltd., Ireland                                  London, England

           BRACELET, S.A.                                                         Spain

           Societe Financiere et de Participation                             Tours, France

              Budget France, S.A.                                             Tours, France

              BTI (U.K.) plc                                                 London, England

              BTI (Gatwick) Limited                                          London, England

              BTI (Stansted) Limited                                         London, England

              BTI (London) Limited                                           London, England

              BTI (Marble Arch) Limited                                      London, England

              BTI (Slough) Limited                                           London, England


              BTI (Heathrow) Limited                                         London, England

           Budget Rent a Car Australia Pty. Ltd.                           Victoria, Australia

              Budget Rent a Car Pty. Ltd.                                  Victoria, Australia

           Budget Rent a Car Limited                                      Auckland, New Zealand

              Budget Rent a Car Operations Pty. Ltd.                       Victoria, Australia

              Target Rent a Car Limited                                   Wellington, New Zealand

              Budget Lease Mgmt (Car Sales) Limited                       Auckland, New Zealand

           Budget Locacao de Veiculos Ltda.                                  Sao Paulo, Brazil

           Budget Rent a Car Asia-Pacific, Inc.                                 Delaware

           Budget Rent a Car of Japan, Inc.                                     Delaware

        Budget Rent a Car of Canada Limited                                  Ottawa, Ontario

        Control Risk Corporation                                                Illinois

           Philip Jacobs Insurance Agency, Inc.                               California

Name                                                                  Jurisdiction of Incorporation
----                                                                  -----------------------------
  Reservation Services, Inc.                                                    Texas

  200-214 N. Michigan Ave, Inc.                                                Illinois

  BRAC Reinsurance Company, Ltd.                                               Bermuda

  BBAC Credit Corporation                                                      Delaware

  Compass Computer Services, Inc.(3)                                           Delaware

  Budget Sales Corporation                                                     Delaware

  Team Fleet Financing Corporation                                             Delaware

  Team Realty Services, Inc.                                                   Delaware

  Team Fleet Services Corporation                                              Delaware

-----------------------
(1) 1% owned by Budget Car Sales, Inc.; 1% owned by Budget Rent a Car Corporation, and 98% owned by ValCar Rental Car Sales, Inc.
(2)   A 72% owned subsidiary of BRAC of New York, Inc.
(3)   A 50% owned subsidiary of Budget Rent a Car Corporation.

                             SUBSIDIARY GUARANTORS


Capital City Leasing, Inc.
Dayton Auto Lease Company, Inc.
Don Kremer,, Inc.
Ft. Wayne Rental Group, Inc.
Lee-Al, Inc.
Mackay Car & Truck Rentals, Inc.
Metro West, Inc.
Team Car Sales of Charlotte, Inc.
Team Car Sales of Dayton, Inc.
Team Car Sales of Philadelphia, Inc.
Team Car Sales of Richmond. Inc.
Team Car Sales of San Diego, Inc.
Team Fleet Services Corporation
Team Realty Services, Inc.
Team Rental of Cincinnati, Inc.
Team Rental of Connecticut, Inc.
Team Rental of Philadelphia, Inc.
Team Rental of Pittsburgh, Inc.
Team Rental of Southern California, Inc.
Tranex Rentals of New York, Inc.
Westeam Enterprises, Inc.
Team Car Sales of Southern California, Inc.
Team Rental of Ft. Wayne, Inc.
Team Rental of Rochester, Inc.
VPSI, Inc.
Arizona Rent-A-Car Systems, Inc.
IN Motors VI, LLC
TCS Properties, LLC
Budget Car Sales, Inc. (formerly Team Car Sales, Inc.)
ValCar Rental Car Sales, Inc.
Budget Rent a Car Systems, Inc.
NYRAC, Inc.
Diversified Services, Inc.
Rapid Rentals, Inc.
Budget Rent a Car of New Orleans, Inc.
Budget Rent a Car International, Inc.
Control Risk Corporation
Philip Jacobs Insurance Agency, Inc.
Reservation Services, Inc.
BRAC Credit Corporation
BRAC of New York, Inc.
Automated Transportation, Inc.

Moisant Car Sales, Inc.
Budget Sales Corporation
Budget Rent a Car Corporation of Canada Limited